Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2013

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Dear Investor,

In June 2013, the company announced an expense reduction plan as it continues to work on improving the operating performance of our businesses resulting in an after-tax non-operating charge of approximately $13 million reflecting severance, outplacement and other associated costs. When fully implemented, the company expects to realize approximately $80 million to $90 million in annual pre-tax expense savings primarily related to these actions. Overall expense levels may vary for a variety of reasons, including changes in sales volume or other strategic actions the company may take.

In the second quarter of 2013, the company revised its methodology for calculating tabular interest in its long-term care insurance business to a policy level calculation which impacted the reported loss ratio. The change in the calculation for tabular interest had no impact on reserves, benefits or net operating income as it reflected a reclassification between components of the total change in policy reserves. The loss ratio for all prior periods in the long-term care insurance business has been adjusted lower by three points to approximate the new calculation for tabular interest to make prior periods more comparable with the current calculation (page 21).

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) because in the company's opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.'s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.'s common stockholders or net income (loss) available to Genworth Financial, Inc.'s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company's definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company's segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.'s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 70 through 73 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/ deposits, premium equivalents, new premiums/deposits, written premiums and new insurance written to be a measure of the company's operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company's revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be a measure of the company's operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company's revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,547	$11,398	$11,291	$11,158	$11,117
Total accumulated other comprehensive income	3,142	4,824	5,202	5,223	4,653

Total Genworth Financial, Inc.’s stockholders’ equity	$14,689	$16,222	$16,493	$16,381	$15,770

Book value per common share	$29.76	$32.90	$33.53	$33.31	$32.08
Book value per common share, excluding accumulated other comprehensive income	$23.39	$23.11	$22.95	$22.69	$22.61
Common shares outstanding as of the balance sheet date	493.6	493.1	491.9	491.8	491.6

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
GAAP Basis ROE	4.0%	3.4%	2.9%	2.7%	2.2%
Operating ROE(1)	4.9%	4.4%	3.2%	2.8%	2.2%

	Three months ended
Quarterly Average ROE	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
GAAP Basis ROE	4.9%	3.6%	6.0%	1.3%	2.7%
Operating ROE(1)	4.6%	5.3%	5.7%	4.0%	2.4%

Basic and Diluted Shares	Three months ended June 30, 2013	Six months ended June 30, 2013
Weighted-average shares used in basic earnings per common share calculations	493.4	492.9
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.1	4.3

Weighted-average shares used in diluted earnings per common share calculations	497.5	497.2

(1)	See page 70 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,286	$1,261	$2,547	$1,320	$1,313	$1,302	$1,106	$5,041
Net investment income	821	814	1,635	840	825	846	832	3,343
Net investment gains (losses)	21	(61)	(40)	14	9	(33)	37	27
Insurance and investment product fees and other	243	289	532	293	309	287	340	1,229

Total revenues	2,371	2,303	4,674	2,467	2,456	2,402	2,315	9,640

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,269	1,201	2,470	1,401	1,363	1,382	1,232	5,378
Interest credited	184	184	368	193	193	194	195	775
Acquisition and operating expenses, net of deferrals	413	433	846	272	443	439	440	1,594
Amortization of deferred acquisition costs and intangibles	137	122	259	144	160	147	271	722
Goodwill impairment	—	—	—	—	89	—	—	89
Interest expense	121	126	247	124	126	131	95	476

Total benefits and expenses	2,124	2,066	4,190	2,134	2,374	2,293	2,233	9,034

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	247	237	484	333	82	109	82	606
Provision for income taxes	73	76	149	73	23	27	15	138

INCOME FROM CONTINUING OPERATIONS	174	161	335	260	59	82	67	468
Income (loss) from discontinued operations, net of taxes(1)	6	(20)	(14)	6	12	27	12	57

NET INCOME	180	141	321	266	71	109	79	525
Less: net income attributable to noncontrolling interests	39	38	77	98	36	33	33	200

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$141	$103	$244	$168	$35	$76	$46	$325

Earnings Per Share Data:

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.27	$0.25	$0.52	$0.33	$0.05	$0.10	$0.07	$0.55
Diluted	$0.27	$0.25	$0.52	$0.33	$0.05	$0.10	$0.07	$0.54

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.29	$0.21	$0.49	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.28	$0.21	$0.49	$0.34	$0.07	$0.16	$0.09	$0.66

Weighted-average shares outstanding
Basic	493.4	492.5	492.9	491.9	491.7	491.5	491.2	491.6
Diluted	497.5	496.8	497.2	493.9	493.9	493.9	495.7	494.4

(1)	Income from discontinued operations related to the wealth management business. Refer to page 61 for operating results of discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$27	$36	$63	$49	$22	$30	$6	$107
Long-Term Care	26	20	46	7	45	14	35	101
Fixed Annuities	26	29	55	20	19	20	23	82

Total U.S. Life Insurance segment	79	85	164	76	86	64	64	290

Total U.S. Life Insurance Division	79	85	164	76	86	64	64	290

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	43	42	85	114	42	41	37	234
Australia	55	46	101	62	57	44	(21)	142
Other Countries	(9)	(7)	(16)	(11)	(5)	(9)	(9)	(34)

Total International Mortgage Insurance segment	89	81	170	165	94	76	7	342
U.S. Mortgage Insurance segment	13	21	34	(32)	(37)	(25)	(44)	(138)

Total Global Mortgage Insurance Division	102	102	204	133	57	51	(37)	204

Corporate and Other Division
International Protection segment	1	6	7	8	8	3	5	24
Runoff segment	6	16	22	8	9	(6)	35	46
Corporate and Other	(55)	(58)	(113)	(65)	(49)	(45)	(50)	(209)

Total Corporate and Other Division	(48)	(36)	(84)	(49)	(32)	(48)	(10)	(139)

NET OPERATING INCOME	133	151	284	160	111	67	17	355

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments	15	(28)	(13)	2	(2)	(18)	17	(1)
Goodwill impairment, net of taxes	—	—	—	—	(86)	—	—	(86)
Expenses related to restructuring, net of taxes	(13)	—	(13)	—	—	—	—	—
Income (loss) from discontinued operations, net of taxes	6	(20)	(14)	6	12	27	12	57

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	141	103	244	168	35	76	46	325
Add: net income attributable to noncontrolling interests	39	38	77	98	36	33	33	200

NET INCOME	$180	$141	$321	$266	$71	$109	$79	$525

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.29	$0.21	$0.49	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.28	$0.21	$0.49	$0.34	$0.07	$0.16	$0.09	$0.66

Net operating income per common share
Basic	$0.27	$0.31	$0.58	$0.32	$0.23	$0.14	$0.03	$0.72
Diluted	$0.27	$0.30	$0.57	$0.32	$0.22	$0.14	$0.03	$0.72

Weighted-average shares outstanding
Basic	493.4	492.5	492.9	491.9	491.7	491.5	491.2	491.6
Diluted	497.5	496.8	497.2	493.9	493.9	493.9	495.7	494.4

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$58,008	$61,082	$62,161	$62,214	$59,791
Equity securities available-for-sale, at fair value	411	490	518	524	431
Commercial mortgage loans	5,831	5,866	5,872	5,861	5,875
Restricted commercial mortgage loans related to securitization entities	309	324	341	359	382
Policy loans	1,671	1,606	1,601	1,626	1,619
Other invested assets	1,976	2,982	3,493	3,906	4,502
Restricted other invested assets related to securitization entities	392	399	393	393	391

Total investments	68,598	72,749	74,379	74,883	72,991
Cash and cash equivalents	3,613	3,797	3,632	3,720	3,854
Accrued investment income	639	769	715	746	652
Deferred acquisition costs	5,237	5,050	5,036	5,020	5,023
Intangible assets	433	346	366	375	407
Goodwill	867	868	868	868	958
Reinsurance recoverable	17,236	17,211	17,230	17,195	17,177
Other assets	704	706	710	975	1,005
Separate account assets	9,806	10,140	9,937	10,166	10,033
Assets associated with discontinued operations(1)	443	439	439	439	436

Total assets	$107,576	$112,075	$113,312	$114,387	$112,536

(1)	The assets associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major assets categories for discontinued operations were as follows:

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ASSETS
Other invested assets	$10	$10	$10	$10	$10
Cash and cash equivalents	24	22	21	21	20
Intangible assets	118	116	115	113	112
Goodwill	247	247	260	260	260
Other assets	44	44	33	35	34

Assets associated with discontinued operations	$443	$439	$439	$439	$436

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,437	$33,601	$33,505	$33,221	$32,825
Policyholder account balances	24,935	25,886	26,262	26,449	26,160
Liability for policy and contract claims	7,302	7,343	7,509	7,545	7,552
Unearned premiums	4,022	4,193	4,333	4,291	4,156
Other liabilities	4,629	5,028	5,239	6,094	5,813
Borrowings related to securitization entities	317	329	336	353	375
Non-recourse funding obligations	2,054	2,062	2,066	2,325	2,598
Long-term borrowings	4,720	4,766	4,776	4,880	4,865
Deferred tax liability	369	1,132	1,507	1,406	1,186
Separate account liabilities	9,806	10,140	9,937	10,166	10,033
Liabilities associated with discontinued operations(1)	83	86	61	56	54

Total liabilities	91,674	94,566	95,531	96,786	95,617

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,139	12,131	12,127	12,162	12,156

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	1,296	2,471	2,692	2,641	2,132
Net unrealized gains (losses) on other-than-temporarily impaired securities	(2)	(28)	(54)	(88)	(116)

Net unrealized investment gains (losses)	1,294	2,443	2,638	2,553	2,016

Derivatives qualifying as hedges	1,581	1,799	1,909	2,011	2,087
Foreign currency translation and other adjustments	267	582	655	659	550

Total accumulated other comprehensive income	3,142	4,824	5,202	5,223	4,653
Retained earnings	2,107	1,966	1,863	1,695	1,660
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,689	16,222	16,493	16,381	15,770
Noncontrolling interests	1,213	1,287	1,288	1,220	1,149

Total stockholders’ equity	15,902	17,509	17,781	17,601	16,919

Total liabilities and stockholders’ equity	$107,576	$112,075	$113,312	$114,387	$112,536

(1)

The liabilities associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
LIABILITIES
Other liabilities	$67	$70	$48	$49	$49
Deferred tax liability	16	16	13	7	5

Liabilities associated with discontinued operations	$83	$86	$61	$56	$54

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$54,416	$8,837	$2,028	$1,587	$2,962	$3,020	$72,850
Deferred acquisition costs and intangible assets	5,667	202	19	256	364	29	6,537
Reinsurance recoverable	16,226	18	64	28	900	—	17,236
Deferred tax and other assets	357	105	47	146	33	16	704
Separate account assets	—	—	—	—	9,806	—	9,806
Assets associated with discontinued operations	—	—	—	—	—	443	443

Total assets	$76,666	$9,162	$2,158	$2,017	$14,065	$3,508	$107,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,431	$—	$—	$—	$6	$—	$33,437
Policyholder account balances	21,323	—	—	15	3,597	—	24,935
Liability for policy and contract claims	5,042	442	1,696	103	19	—	7,302
Unearned premiums	603	2,780	120	509	10	—	4,022
Non-recourse funding obligations	2,084	—	—	—	—	(30)	2,054
Deferred tax and other liabilities	4,145	349	(828)	435	(79)	976	4,998
Borrowings and capital securities	—	532	—	—	10	4,495	5,037
Separate account liabilities	—	—	—	—	9,806	—	9,806
Liabilities associated with discontinued operations	—	—	—	—	—	83	83

Total liabilities	66,628	4,103	988	1,062	13,369	5,524	91,674

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,283	3,394	1,162	943	747	(1,982)	11,547
Allocated accumulated other comprehensive income (loss)	2,755	452	8	12	(51)	(34)	3,142

Total Genworth Financial, Inc.’s stockholders’ equity	10,038	3,846	1,170	955	696	(2,016)	14,689
Noncontrolling interests	—	1,213	—	—	—	—	1,213

Total stockholders’ equity	10,038	5,059	1,170	955	696	(2,016)	15,902

Total liabilities and stockholders’ equity	$76,666	$9,162	$2,158	$2,017	$14,065	$3,508	$107,576

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,805	$9,579	$2,063	$1,634	$3,990	$3,244	$77,315
Deferred acquisition costs and intangible assets	5,370	220	20	256	363	35	6,264
Reinsurance recoverable	16,172	17	79	27	916	—	17,211
Deferred tax and other assets	371	118	39	132	26	20	706
Separate account assets	—	—	—	—	10,140	—	10,140
Assets associated with discontinued operations	—	—	—	—	—	439	439

Total assets	$78,718	$9,934	$2,201	$2,049	$15,435	$3,738	$112,075

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,595	$—	$—	$—	$6	$—	$33,601
Policyholder account balances	21,336	—	—	15	4,535	—	25,886
Liability for policy and contract claims	4,906	494	1,820	102	21	—	7,343
Unearned premiums	594	2,961	117	511	10	—	4,193
Non-recourse funding obligations	2,092	—	—	—	—	(30)	2,062
Deferred tax and other liabilities	5,142	332	(810)	437	89	970	6,160
Borrowings and capital securities	—	564	—	—	8	4,523	5,095
Separate account liabilities	—	—	—	—	10,140	—	10,140
Liabilities associated with discontinued operations	—	—	—	—	—	86	86

Total liabilities	67,665	4,351	1,127	1,065	14,809	5,549	94,566

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,990	3,457	1,042	959	697	(1,747)	11,398
Allocated accumulated other comprehensive income (loss)	4,063	839	32	25	(71)	(64)	4,824

Total Genworth Financial, Inc.’s stockholders’ equity	11,053	4,296	1,074	984	626	(1,811)	16,222
Noncontrolling interests	—	1,287	—	—	—	—	1,287

Total stockholders’ equity	11,053	5,583	1,074	984	626	(1,811)	17,509

Total liabilities and stockholders’ equity	$78,718	$9,934	$2,201	$2,049	$15,435	$3,738	$112,075

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of March 31, 2013	$4,707	$157	$11	$232	$351	$—	$5,458
Costs deferred	67	15	1	23	1	—	107
Amortization, net of interest accretion	(67)	(12)	(1)	(24)	(8)	—	(112)
Impact of foreign currency translation	—	(11)	—	1	—	—	(10)

Unamortized balance as of June 30, 2013	4,707	149	11	232	344	—	5,443
Effect of accumulated net unrealized investment (gains) losses	(202)	—	—	—	(4)	—	(206)

Balance as of June 30, 2013	$4,505	$149	$11	$232	$340	$—	$5,237

(1)	Amortization, net of interest accretion, includes $1 million of amortization related to net investment losses for the policyholder account balances.
(2)	Amortization, net of interest accretion, includes $9 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$738	$707	$1,445	$759	$754	$733	$543	$2,789
Net investment income	658	638	1,296	661	644	651	638	2,594
Net investment gains (losses)	17	(12)	5	8	7	(21)	(2)	(8)
Insurance and investment product fees and other	190	188	378	199	221	192	263	875

Total revenues	1,603	1,521	3,124	1,627	1,626	1,555	1,442	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,041	974	2,015	1,075	1,051	1,038	786	3,950
Interest credited	155	152	307	161	160	160	162	643
Acquisition and operating expenses, net of deferrals	177	163	340	169	170	169	169	677
Amortization of deferred acquisition costs and intangibles	80	87	167	78	94	82	223	477
Interest expense	24	23	47	26	24	24	12	86

Total benefits and expenses	1,477	1,399	2,876	1,509	1,499	1,473	1,352	5,833

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	126	122	248	118	127	82	90	417
Provision for income taxes	46	45	91	40	42	29	32	143

INCOME FROM CONTINUING OPERATIONS	80	77	157	78	85	53	58	274
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(10)	8	(2)	(2)	1	11	6	16
Expenses related to restructuring, net of taxes	9	—	9	—	—	—	—	—

NET OPERATING INCOME	$79	$85	$164	$76	$86	$64	$64	$290

Effective tax rate (operating income)(1)	37.1%	36.4%	36.7%	32.7%	32.4%	36.1%	35.6%	34.1%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended June 30, 2013	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$173	$550	$15	$738	$738
Net investment income	133	277	248	658	658
Net investment gains (losses)	9	(2)	10	17	17
Insurance and investment product fees and other	187	1	2	190	190

Total revenues	502	826	275	1,603	1,603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	280	663	98	1,041	1,041
Interest credited	68	—	87	155	155
Acquisition and operating expenses, net of deferrals	50	107	20	177	177
Amortization of deferred acquisition costs and intangibles	33	24	23	80	80
Interest expense	24	—	—	24	24

Total benefits and expenses	455	794	228	1,477	1,477

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	32	47	126	126
Provision for income taxes	16	13	17	46	46

INCOME FROM CONTINUING OPERATIONS	31	19	30	80	80

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	1	(5)	(10)	(10)
Expenses related to restructuring, net of taxes	2	6	1	9	9

NET OPERATING INCOME	$27	$26	$26	$79	$79

Effective tax rate (operating income)	34.4%	40.2%	36.3%	37.1%	37.1%

	U.S. Life Insurance Segment
Three months ended June 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$189	$529	$15	$733	$733
Net investment income	130	266	255	651	651
Net investment gains (losses)	(9)	—	(12)	(21)	(21)
Insurance and investment product fees and other	188	2	2	192	192

Total revenues	498	797	260	1,555	1,555

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	281	654	103	1,038	1,038
Interest credited	65	—	95	160	160
Acquisition and operating expenses, net of deferrals	55	96	18	169	169
Amortization of deferred acquisition costs and intangibles	37	24	21	82	82
Interest expense	23	1	—	24	24

Total benefits and expenses	461	775	237	1,473	1,473

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	37	22	23	82	82
Provision for income taxes	13	8	8	29	29

INCOME FROM CONTINUING OPERATIONS	24	14	15	53	53

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	6	—	5	11	11

NET OPERATING INCOME	$30	$14	$20	$64	$64

Effective tax rate (operating income)	35.7%	38.4%	35.3%	36.1%	36.1%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Six months ended June 30, 2013	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$354	$1,063	$28	$1,445	$1,445
Net investment income	264	541	491	1,296	1,296
Net investment gains (losses)	5	(5)	5	5	5
Insurance and investment product fees and other	373	2	3	378	378

Total revenues	996	1,601	527	3,124	3,124

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	544	1,291	180	2,015	2,015
Interest credited	132	—	175	307	307
Acquisition and operating expenses, net of deferrals	100	201	39	340	340
Amortization of deferred acquisition costs and intangibles	73	49	45	167	167
Interest expense	47	—	—	47	47

Total benefits and expenses	896	1,541	439	2,876	2,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	100	60	88	248	248
Provision for income taxes	36	23	32	91	91

INCOME FROM CONTINUING OPERATIONS	64	37	56	157	157
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	3	(2)	(2)	(2)
Expenses related to restructuring, net of taxes	2	6	1	9	9

NET OPERATING INCOME	$63	$46	$55	$164	$164

Effective tax rate (operating income)	36.3%	38.2%	35.9%	36.7%	36.7%

	U.S. Life Insurance Segment
Six months ended June 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$178	$1,050	$48	$1,276	$1,276
Net investment income	259	521	509	1,289	1,289
Net investment gains (losses)	(14)	(2)	(7)	(23)	(23)
Insurance and investment product fees and other	448	3	4	455	455

Total revenues	871	1,572	554	2,997	2,997

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	346	1,255	223	1,824	1,824
Interest credited	130	—	192	322	322
Acquisition and operating expenses, net of deferrals	110	194	34	338	338
Amortization of deferred acquisition costs and intangibles	209	46	50	305	305
Interest expense	35	1	—	36	36

Total benefits and expenses	830	1,496	499	2,825	2,825

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	41	76	55	172	172
Provision for income taxes	14	28	19	61	61

INCOME FROM CONTINUING OPERATIONS	27	48	36	111	111
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	9	1	7	17	17

NET OPERATING INCOME	$36	$49	$43	$128	$128

Effective tax rate (operating income)	34.8%	37.0%	35.5%	35.9%	35.9%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q(1)	2Q	1Q(2)	Total
REVENUES:
Premiums	$173	$181	$354	$177	$187	$189	$(11)	$542
Net investment income	133	131	264	137	129	130	129	525
Net investment gains (losses)	9	(4)	5	10	(2)	(9)	(5)	(6)
Insurance and investment product fees and other	187	186	373	198	219	188	260	865

Total revenues	502	494	996	522	533	498	373	1,926

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	280	264	544	264	313	281	65	923
Interest credited	68	64	132	69	66	65	65	265
Acquisition and operating expenses, net of deferrals	50	50	100	44	51	55	55	205
Amortization of deferred acquisition costs and intangibles	33	40	73	35	49	37	172	293
Interest expense	24	23	47	25	24	23	12	84

Total benefits and expenses	455	441	896	437	503	461	369	1,770

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	53	100	85	30	37	4	156
Provision for income taxes	16	20	36	30	10	13	1	54

INCOME FROM CONTINUING OPERATIONS	31	33	64	55	20	24	3	102

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	3	(3)	(6)	2	6	3	5
Expenses related to restructuring, net of taxes	2	—	2	—	—	—	—	—

NET OPERATING INCOME	$27	$36	$63	$49	$22	$30	$6	$107

Effective tax rate (operating income)	34.4%	37.6%	36.3%	34.9%	32.8%	35.7%	30.3%	34.4%

SALES:
Sales by Product:
Term Life	$4	$4	$8	$—	$1	$—	$—	$1
Term Universal Life	—	1	1	11	19	32	31	93
Universal Life	5	9	14	17	15	19	16	67
Linked-Benefits	3	2	5	3	3	3	3	12

Total Sales	$12	$16	$28	$31	$38	$54	$50	$173

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$1	$2	$1	$2	$6
Independent Producers	10	15	25	30	35	52	48	165
Dedicated Sales Specialist	1	—	1	—	1	1	—	2

Total Sales	$12	$16	$28	$31	$38	$54	$50	$173

(1)

In the third quarter of 2012, as part of a life block transaction, the company repurchased $270 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $21 million. The company also recorded higher after-tax deferred acquisition costs (DAC) amortization of approximately $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million.

(2)

In January 2012, as part of a life block transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Life Insurance In-Force

(amounts in millions)

	2013		2012
	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$336,008	$338,014	$340,394	$382,735	$387,333	$391,870
Life insurance in-force before reinsurance	$528,874	$534,194	$539,317	$546,829	$554,019	$561,186

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$134,868	$136,222	$137,359	$133,846	$119,687	$112,906
Life insurance in-force before reinsurance	$135,937	$137,297	$138,436	$134,921	$127,640	$113,737

Universal Life Insurance
Life insurance in-force, net of reinsurance	$43,773	$44,051	$44,129	$43,523	$43,232	$42,734
Life insurance in-force before reinsurance	$50,558	$50,906	$50,954	$50,364	$50,083	$49,527

Total Life Insurance
Life insurance in-force, net of reinsurance	$514,649	$518,287	$521,882	$560,104	$550,252	$547,510
Life insurance in-force before reinsurance	$715,369	$722,397	$728,707	$732,114	$731,742	$724,450

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$550	$513	$1,063	$552	$541	$529	$521	$2,143
Net investment income	277	264	541	273	266	266	255	1,060
Net investment gains (losses)	(2)	(3)	(5)	1	1	—	(2)	—
Insurance and investment product fees and other	1	1	2	—	1	2	1	4

Total revenues	826	775	1,601	826	809	797	775	3,207

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	663	628	1,291	694	625	654	601	2,574
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	94	201	105	100	96	98	399
Amortization of deferred acquisition costs and intangibles	24	25	49	17	19	24	22	82
Interest expense	—	—	—	1	—	1	—	2

Total benefits and expenses	794	747	1,541	817	744	775	721	3,057

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	32	28	60	9	65	22	54	150
Provision for income taxes	13	10	23	1	20	8	20	49

INCOME FROM CONTINUING OPERATIONS	19	18	37	8	45	14	34	101

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	2	3	(1)	—	—	1	—
Expenses related to reorganization, net of taxes	6	—	6	—	—	—	—	—

NET OPERATING INCOME	$26	$20	$46	$7	$45	$14	$35	$101

Effective tax rate (operating income)	40.2%	35.4%	38.2%	2.1%	30.9%	38.4%	36.5%	32.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$3	$4	$7	$6	$5	$5	$5	$21
Independent Producers	23	21	44	41	46	35	28	150
Dedicated Sales Specialist	12	10	22	13	12	13	12	50

Total Individual Long-Term Care	38	35	73	60	63	53	45	221
Group Long-Term Care	5	5	10	4	6	7	3	20

Total Sales	$43	$40	$83	$64	$69	$60	$48	$241

RATIOS:
Loss Ratio(1)	66.6%	66.2%	66.5%	73.2%	62.8%	71.2%	63.4%	67.7%
Gross Benefits Ratio(2)	120.3%	122.8%	121.5%	126.4%	115.0%	124.1%	115.1%	120.2%

(1)

The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums. In the second quarter of 2013, the company revised its methodology for calculating tabular interest to a policy level calculation which impacted the reported loss ratio. The change in the calculation for tabular interest had no impact on reserves, benefits or net operating income as it reflected a reclassification between components of the total change in policy reserves. Tabular interest is one of several components that make up the total change in policy reserves. The loss ratio for all prior periods has been adjusted lower by three points to approximate the new calculation for tabular interest to make prior periods more comparable with the current calculation.

(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$15	$13	$28	$30	$26	$15	$33	$104
Net investment income	248	243	491	251	249	255	254	1,009
Net investment gains (losses)	10	(5)	5	(3)	8	(12)	5	(2)
Insurance and investment product fees and other	2	1	3	1	1	2	2	6

Total revenues	275	252	527	279	284	260	294	1,117

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	98	82	180	117	113	103	120	453
Interest credited	87	88	175	92	94	95	97	378
Acquisition and operating expenses, net of deferrals	20	19	39	20	19	18	16	73
Amortization of deferred acquisition costs and intangibles	23	22	45	26	26	21	29	102
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	228	211	439	255	252	237	262	1,006

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	41	88	24	32	23	32	111
Provision for income taxes	17	15	32	9	12	8	11	40

INCOME FROM CONTINUING OPERATIONS	30	26	56	15	20	15	21	71

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	3	(2)	5	(1)	5	2	11
Expenses related to restructuring, net of taxes	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$26	$29	$55	$20	$19	$20	$23	$82

Effective tax rate (operating income)	36.3%	35.5%	35.9%	35.1%	35.4%	35.3%	35.6%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$48	$40	$88	$69	$63	$51	$74	$257
Single Premium Deferred Annuities	164	67	231	179	424	285	262	1,150

Total Sales	$212	$107	$319	$248	$487	$336	$336	$1,407

Sales by Distribution Channel:
Financial Intermediaries	$134	$47	$181	$120	$336	$242	$216	$914
Independent Producers	71	56	127	118	145	90	116	469
Dedicated Sales Specialists	7	4	11	10	6	4	4	24

Total Sales	$212	$107	$319	$248	$487	$336	$336	$1,407

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,881	$11,038	$11,038	$11,104	$10,904	$10,849	$10,831	$10,831
Deposits	166	68	234	184	427	286	264	1,161
Surrenders, benefits and product charges	(281)	(302)	(583)	(331)	(310)	(314)	(330)	(1,285)

Net flows	(115)	(234)	(349)	(147)	117	(28)	(66)	(124)
Interest credited	76	77	153	81	83	83	84	331

Account value, end of the period	10,842	10,881	10,842	11,038	11,104	10,904	10,849	11,038

Single Premium Immediate Annuities
Account value, beginning of the period	6,319	6,442	6,442	6,469	6,427	6,404	6,433	6,433
Premiums and deposits	71	65	136	93	90	81	106	370
Surrenders, benefits and product charges	(228)	(235)	(463)	(235)	(222)	(235)	(237)	(929)

Net flows	(157)	(170)	(327)	(142)	(132)	(154)	(131)	(559)
Interest credited	72	73	145	75	75	77	78	305
Effect of accumulated net unrealized investment gains (losses)	(224)	(26)	(250)	40	99	100	24	263

Account value, end of the period	6,010	6,319	6,010	6,442	6,469	6,427	6,404	6,442

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,101	1,101	1,101	1,104	1,106	1,107	1,107	1,107
Surrenders, benefits and product charges	(18)	(15)	(33)	(17)	(17)	(16)	(14)	(64)

Net flows	(18)	(15)	(33)	(17)	(17)	(16)	(14)	(64)
Interest credited	14	15	29	14	15	15	14	58

Account value, net of reinsurance, end of the period	1,097	1,101	1,097	1,101	1,104	1,106	1,107	1,101

Total Fixed Annuities	$17,949	$18,301	$17,949	$18,581	$18,677	$18,437	$18,360	$18,581

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$392	$388	$780	$395	$394	$393	$383	$1,565
Net investment income	95	107	202	104	112	107	120	443
Net investment gains (losses)	13	3	16	12	—	11	29	52
Insurance and investment product fees and other	—	1	1	2	—	20	2	24

Total revenues	500	499	999	513	506	531	534	2,084

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	177	184	361	275	273	289	404	1,241
Acquisition and operating expenses, net of deferrals	96	91	187	(91)	102	94	93	198
Amortization of deferred acquisition costs and intangibles	19	17	36	15	18	18	18	69
Interest expense	8	9	17	9	9	8	10	36

Total benefits and expenses	300	301	601	208	402	409	525	1,544

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	200	198	398	305	104	122	9	540
Provision (benefit) for income taxes	55	57	112	66	12	31	(4)	105

INCOME FROM CONTINUING OPERATIONS	145	141	286	239	92	91	13	435
Less: net income attributable to noncontrolling interests	39	38	77	98	36	33	33	200

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	106	103	209	141	56	58	(20)	235

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	(1)	(6)	(8)	1	(7)	(17)	(31)
Expenses related to restructuring, net of taxes	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)(1)	$102	$102	$204	$133	$57	$51	$(37)	$204

Effective tax rate (operating income (loss))	27.2%	29.9%	28.6%	19.6%	-1.8%	21.6%	41.5%	8.5%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $103 million and $206 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended June 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$141	$101	$9	$251	$141	$392
Net investment income	42	42	1	85	10	95
Net investment gains (losses)	12	1	—	13	—	13
Insurance and investment product fees and other	(1)	—	1	—	—	—

Total revenues	194	144	11	349	151	500

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	36	9	80	97	177
Acquisition and operating expenses, net of deferrals	22	27	12	61	35	96
Amortization of deferred acquisition costs and intangibles	10	6	1	17	2	19
Interest expense	5	3	—	8	—	8

Total benefits and expenses	72	72	22	166	134	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	72	(11)	183	17	200
Provision (benefit) for income taxes	35	17	(1)	51	4	55

INCOME (LOSS) FROM CONTINUING OPERATIONS	87	55	(10)	132	13	145
Less: net income attributable to noncontrolling interests	39	—	—	39	—	39

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	55	(10)	93	13	106

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	—	—	(5)	—	(5)
Expenses related to restructuring, net of taxes	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$43	$55	$(9)	$89	$13	$102

Effective tax rate (operating income (loss))	29.3%	23.5%	5.7%	27.8%	22.9%	27.2%

	International Mortgage Insurance Segment
Three months ended June 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$148	$98	$10	$256	$137	$393
Net investment income	47	46	1	94	13	107
Net investment gains (losses)	1	4	6	11	—	11
Insurance and investment product fees and other	—	—	—	—	20	20

Total revenues	196	148	17	361	170	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	53	14	115	174	289
Acquisition and operating expenses, net of deferrals	29	23	9	61	33	94
Amortization of deferred acquisition costs and intangibles	10	6	—	16	2	18
Interest expense	5	3	—	8	—	8

Total benefits and expenses	92	85	23	200	209	409

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	104	63	(6)	161	(39)	122
Provision (benefit) for income taxes	30	16	(1)	45	(14)	31

INCOME (LOSS) FROM CONTINUING OPERATIONS	74	47	(5)	116	(25)	91
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	41	47	(5)	83	(25)	58

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(3)	(4)	(7)	—	(7)

NET OPERATING INCOME (LOSS)	$41	$44	$(9)	$76	$(25)	$51

Effective tax rate (operating income (loss))	30.0%	24.8%	26.7%	27.4%	37.0%	21.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Six months ended June 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$285	$202	$18	$505	$275	$780
Net investment income	86	85	2	173	29	202
Net investment gains (losses)	16	—	—	16	—	16
Insurance and investment product fees and other	(1)	—	1	—	1	1

Total revenues	386	287	21	694	305	999

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	79	84	17	180	181	361
Acquisition and operating expenses, net of deferrals	41	51	21	113	74	187
Amortization of deferred acquisition costs and intangibles	20	12	1	33	3	36
Interest expense	11	6	—	17	—	17

Total benefits and expenses	151	153	39	343	258	601

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	235	134	(18)	351	47	398
Provision (benefit) for income taxes	67	33	(1)	99	13	112

INCOME (LOSS) FROM CONTINUING OPERATIONS	168	101	(17)	252	34	286
Less: net income attributable to noncontrolling interests	77	—	—	77	—	77

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	91	101	(17)	175	34	209

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	—	—	(6)	—	(6)
Expenses related to restructuring, net of taxes	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$85	$101	$(16)	$170	$34	$204

Effective tax rate (operating income (loss))	29.8%	24.9%	5.3%	28.8%	27.5%	28.6%

	International Mortgage Insurance Segment
Six months ended June 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$293	$189	$21	$503	$273	$776
Net investment income	94	93	4	191	36	227
Net investment gains (losses)	7	(1)	7	13	27	40
Insurance and investment product fees and other	—	—	—	—	22	22

Total revenues	394	281	32	707	358	1,065

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	103	191	28	322	371	693
Acquisition and operating expenses, net of deferrals	55	46	19	120	67	187
Amortization of deferred acquisition costs and intangibles	20	13	—	33	3	36
Interest expense	11	7	—	18	—	18

Total benefits and expenses	189	257	47	493	441	934

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	205	24	(15)	214	(83)	131
Provision (benefit) for income taxes	59	1	(2)	58	(31)	27

INCOME (LOSS) FROM CONTINUING OPERATIONS	146	23	(13)	156	(52)	104
Less: net income attributable to noncontrolling interests	66	—	—	66	—	66

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	80	23	(13)	90	(52)	38

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(5)	(7)	(17)	(24)

NET OPERATING INCOME (LOSS)	$78	$23	$(18)	$83	$(69)	$14

Effective tax rate (operating income (loss))	29.6%	3.4%	18.7%	26.0%	37.5%	NM (1)

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$251	$254	$505	$257	$256	$256	$247	$1,016
Net investment income	85	88	173	92	92	94	97	375
Net investment gains (losses)	13	3	16	1	2	11	2	16
Insurance and investment product fees and other	—	—	—	1	—	—	—	1

Total revenues	349	345	694	351	350	361	346	1,408

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	80	100	180	95	99	115	207	516
Acquisition and operating expenses, net of deferrals	61	52	113	(127)	62	61	59	55
Amortization of deferred acquisition costs and intangibles	17	16	33	14	17	16	17	64
Interest expense	8	9	17	9	9	8	10	36

Total benefits and expenses	166	177	343	(9)	187	200	293	671

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	183	168	351	360	163	161	53	737
Provision for income taxes	51	48	99	96	34	45	13	188

INCOME FROM CONTINUING OPERATIONS	132	120	252	264	129	116	40	549
Less: net income attributable to noncontrolling interests	39	38	77	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	93	82	175	166	93	83	7	349

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	(1)	(6)	(1)	1	(7)	—	(7)
Expenses related to restructuring, net of taxes	1	—	1	—	—	—	—	—

NET OPERATING INCOME(1)	$89	$81	$170	$165	$94	$76	$7	$342

Effective tax rate (operating income)	27.8%	29.9%	28.8%	28.5%	17.6%	27.4%	6.8%	25.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $90 million and $172 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$141	$144	$285	$147	$147	$148	$145	$587
Net investment income	42	44	86	47	46	47	47	187
Net investment gains (losses)	12	4	16	1	4	1	6	12
Insurance and investment product fees and other	(1)	—	(1)	—	—	—	—	—

Total revenues	194	192	386	195	197	196	198	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	44	79	46	44	48	55	193
Acquisition and operating expenses, net of deferrals	22	19	41	(163)	28	29	26	(80)
Amortization of deferred acquisition costs and intangibles	10	10	20	9	10	10	10	39
Interest expense	5	6	11	6	6	5	6	23

Total benefits and expenses	72	79	151	(102)	88	92	97	175

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	113	235	297	109	104	101	611
Provision for income taxes	35	32	67	84	29	30	29	172

INCOME FROM CONTINUING OPERATIONS	87	81	168	213	80	74	72	439
Less: net income attributable to noncontrolling interests	39	38	77	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	43	91	115	44	41	39	239

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	(1)	(6)	(1)	(2)	—	(2)	(5)

NET OPERATING INCOME(2)	$43	$42	$85	$114	$42	$41	$37	$234

Effective tax rate (operating income)	29.3%	30.2%	29.8%	31.6%	25.6%	30.0%	29.3%	29.9%

SALES:
New Insurance Written (NIW)
Flow	$4,700	$3,300	$8,000	$4,400	$7,200	$5,700	$3,500	$20,800
Bulk	6,400	2,400	8,800	4,100	2,600	13,100	500	20,300

Total Canada NIW(3)	$11,100	$5,700	$16,800	$8,500	$9,800	$18,800	$4,000	$41,100

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. This adjustment impacted net income available to Genworth Financial, Inc.'s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

(2)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $44 million and $86 million for the three and six months ended June 30, 2013, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $11,300 million and $17,000 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$101	$101	$202	$101	$98	$98	$91	$388
Net investment income	42	43	85	44	44	46	47	181
Net investment gains (losses)	1	(1)	—	1	(2)	4	(5)	(2)
Insurance and investment product fees and other	—	—	—	—	—	—	—	—

Total revenues	144	143	287	146	140	148	133	567

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	48	84	37	46	53	138	274
Acquisition and operating expenses, net of deferrals	27	24	51	27	26	23	23	99
Amortization of deferred acquisition costs and intangibles	6	6	12	5	6	6	7	24
Interest expense	3	3	6	3	3	3	4	13

Total benefits and expenses	72	81	153	72	81	85	172	410

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	72	62	134	74	59	63	(39)	157
Provision (benefit) for income taxes	17	16	33	12	4	16	(15)	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	55	46	101	62	55	47	(24)	140
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	55	46	101	62	55	47	(24)	140

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	2	(3)	3	2

NET OPERATING INCOME (LOSS)(1)	$55	$46	$101	$62	$57	$44	$(21)	$142

Effective tax rate (operating income (loss))	23.5%	26.6%	24.9%	16.5%	8.2%	24.8%	39.9%	11.3%

SALES:
New Insurance Written (NIW)
Flow	$8,700	$7,900	$16,600	$9,600	$8,800	$8,200	$7,700	$34,300
Bulk	900	—	900	—	—	300	300	600

Total Australia NIW(2)	$9,600	$7,900	$17,500	$9,600	$8,800	$8,500	$8,000	$34,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $55 million and $101 million for the three and six months ended June 30, 2013, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,700 million and $17,600 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$9	$9	$18	$9	$11	$10	$11	$41
Net investment income	1	1	2	1	2	1	3	7
Net investment gains (losses)	—	—	—	(1)	—	6	1	6
Insurance and investment product fees and other	1	—	1	1	—	—	—	1

Total revenues	11	10	21	10	13	17	15	55

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	8	17	12	9	14	14	49
Acquisition and operating expenses, net of deferrals	12	9	21	9	8	9	10	36
Amortization of deferred acquisition costs and intangibles	1	—	1	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	22	17	39	21	18	23	24	86

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11)	(7)	(18)	(11)	(5)	(6)	(9)	(31)
Provision (benefit) for income taxes	(1)	—	(1)	—	1	(1)	(1)	(1)

LOSS FROM CONTINUING OPERATIONS	(10)	(7)	(17)	(11)	(6)	(5)	(8)	(30)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(10)	(7)	(17)	(11)	(6)	(5)	(8)	(30)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	1	(4)	(1)	(4)
Expenses related to restructuring, net of taxes	1	—	1	—	—	—	—	—

NET OPERATING LOSS(1)	$(9)	$(7)	$(16)	$(11)	$(5)	$(9)	$(9)	$(34)

Effective tax rate (operating loss)	5.7%	4.9%	5.3%	-5.6%	-0.6%	26.7%	10.1%	8.8%

SALES:
New Insurance Written (NIW)
Flow	$400	$400	$800	$500	$400	$500	$300	$1,700
Bulk	—	—	—	—	—	—	—	—

Total Other Countries NIW(2)	$400	$400	$800	$500	$400	$500	$300	$1,700

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(9) million and $(15) million for the three and six months ended June 30, 2013, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $400 million and $800 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$134	$84	$218	$118	$176	$175	$79	$548
Australia	132	117	249	157	131	103	102	493
Other Countries(1)	7	5	12	—	7	7	6	20

Total International Net Premiums Written	$273	$206	$479	$275	$314	$285	$187	$1,061

Loss Ratio(2)
Canada	25%	31%	28%	31%	30%	32%	38%	33%
Australia	35%	47%	41%	36%	47%	54%	154%	70%
Other Countries	110%	90%	100%	133%	97%	129%	128%	122%
Total International Loss Ratio	32%	39%	36%	37%	39%	45%	84%	51%

GAAP Basis Expense Ratio(3)
Canada(4)	22%	20%	21%	-103%	26%	26%	25%	-7%
Australia	32%	31%	31%	32%	32%	30%	33%	32%
Other Countries(1)	129%	113%	121%	103%	85%	82%	94%	90%
Total International GAAP Basis Expense Ratio(4)	30%	27%	29%	-43%	30%	30%	31%	12%

Adjusted Expense Ratio(5)
Canada(4)	23%	35%	28%	-130%	21%	22%	46%	-7%
Australia	25%	27%	26%	21%	24%	29%	29%	25%
Other Countries(1)	177%	174%	176%	NM (6)	118%	131%	162%	185%
Total International Adjusted Expense Ratio(4)	28%	34%	30%	-41%	25%	27%	41%	11%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the Canadian platform were 22% and 25%, respectively, and the adjusted expense ratios for the Canadian platform were 28% and 27%, respectively. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the International Mortgage Insurance segment were 29% and 30%, respectively, and the adjusted expense ratios for the International Mortgage Insurance segment were 27% and 29%, respectively.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013			2012
	2Q	1Q		4Q		3Q	2Q	1Q
Primary Insurance In-Force
Canada	$285,200	$284,700	(1)	$303,400	(1)	$299,600	$281,700	$269,100
Australia	266,500	299,000		295,600		291,500	286,200	287,100
Other Countries	31,300	31,400		32,200		31,900	31,400	33,600

Total International Primary Insurance In-Force	$583,000	$615,100		$631,200		$623,000	$599,300	$589,800

Primary Risk In-Force(2)
Canada
Flow	$79,700	$80,900		$81,900		$81,300	$76,600	$76,200
Bulk	20,100	18,800		24,300		23,500	22,000	18,000

Total Canada	99,800	99,700		106,200		104,800	98,600	94,200

Australia
Flow	85,700	96,100		94,800		93,100	90,600	90,600
Bulk	7,600	8,500		8,700		9,000	9,600	9,900

Total Australia	93,300	104,600		103,500		102,100	100,200	100,500

Other Countries
Flow(3)	3,900	3,900		4,000		3,900	3,900	4,200
Bulk	300	300		300		400	400	400

Total Other Countries	4,200	4,200		4,300		4,300	4,300	4,600

Total International Primary Risk In-Force	$197,300	$208,500		$214,000		$211,200	$203,100	$199,300

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $150.0 billion as of March 31, 2013 and December 31, 2012. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Insured loans in-force(1)	1,464,060	1,428,163	1,502,858	1,483,111	1,452,408
Insured delinquent loans	1,778	1,963	2,153	2,183	2,408
Insured delinquency rate(2)	0.12%	0.14%	0.14%	0.15%	0.17%

Flow loans in-force(1)	1,151,957	1,136,321	1,126,468	1,112,910	1,091,543
Flow delinquent loans	1,562	1,726	1,924	1,943	2,125
Flow delinquency rate(2)	0.14%	0.15%	0.17%	0.17%	0.19%

Bulk loans in-force(1)	312,103	291,842	376,390	370,201	360,865
Bulk delinquent loans	216	237	229	240	283
Bulk delinquency rate(2)	0.07%	0.08%	0.06%	0.06%	0.08%

Loss Metrics	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Beginning Reserves	$118	$130	$136	$141	$149
Paid claims(3)	(39)	(53)	(52)	(54)	(54)
Increase in reserves	36	44	40	44	48
Impact of changes in foreign exchange rates	(3)	(3)	6	5	(2)

Ending Reserves	$112	$118	$130	$136	$141

	June 30, 2013		March 31, 2013		June 30, 2012
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.07%	47%	0.08%	47%	0.10%
British Columbia	15	0.18%	15	0.20%	16	0.22%
Alberta	16	0.15%	16	0.18%	16	0.29%
Quebec	14	0.17%	14	0.19%	14	0.22%
Nova Scotia	2	0.20%	2	0.22%	2	0.17%
Saskatchewan	2	0.14%	2	0.12%	2	0.12%
Manitoba	2	0.09%	2	0.06%	1	0.09%
New Brunswick	1	0.20%	1	0.23%	1	0.19%
All Other	1	0.10%	1	0.11%	1	0.12%

Total	100%	0.12%	100%	0.14%	100%	0.17%

By Policy Year
2005 and prior	29%	0.03%	30%	0.04%	30%	0.05%
2006	8	0.10%	8	0.13%	8	0.19%
2007	10	0.26%	11	0.31%	18	0.29%
2008	9	0.28%	9	0.29%	10	0.41%
2009	6	0.23%	6	0.26%	6	0.34%
2010	9	0.26%	10	0.29%	10	0.27%
2011	9	0.23%	10	0.22%	10	0.12%
2012	14	0.06%	14	0.04%	8	— %
2013	6	—%	2	—%	—	— %

Total	100%	0.12%	100%	0.14%	100%	0.17%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$39	$51	$90	$49	$52	$52	$62	$215
Bulk	1	2	3	2	2	2	2	8

Total Paid Claims	$40	$53	$93	$51	$54	$54	$64	$223

Average Paid Claim (in thousands)	$73.1	$84.9		$84.6	$80.9	$76.7	$73.0

Average Reserve Per Delinquency (in thousands)	$66.1	$61.3		$60.1	$61.1	$59.4	$56.6

Loss Metrics

Beginning Reserves	$120	$129		$134	$143	$148	$164
Paid claims	(40)	(53)		(51)	(54)	(54)	(64)
Increase in reserves	38	44		46	45	49	48

Ending Reserves	$118	$120		$129	$134	$143	$148

Loan Amount
Over $550K	5%	5%		5%	5%	5%	5%
$400K to $550K	10	10		9	9	9	8
$250K to $400K	32	31		31	30	30	30
$100K to $250K	48	49		49	50	50	51
$100K or Less	5	5		6	6	6	6

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$205	$203		$201	$199	$197	$196

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	38%	39%		40%	40%	41%	42%
2007	66%	68%		68%	69%	69%	71%
2008	71%	72%		73%	73%	74%	76%
2009	73%	74%		75%	75%	76%	78%
2010	80%	81%		82%	82%	83%	85%
2011	86%	87%		88%	88%	88%	91%
2012	90%	91%		92%	91%	91%	—%
2013	92%	—%		—%	—%	—%	—%
Total Flow	56%	56%		56%	56%	56%	57%

Total Bulk	31%	31%		29%	29%	26%	28%

Total	50%	50%		50%	50%	50%	51%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Insured loans in-force	1,459,376	1,448,090	1,440,719	1,440,397	1,449,648
Insured delinquent loans	5,820	5,868	5,851	6,791	7,527
Insured delinquency rate	0.40%	0.41%	0.41%	0.47%	0.52%

Flow loans in-force	1,330,157	1,320,701	1,311,052	1,306,316	1,304,944
Flow delinquent loans	5,513	5,567	5,567	6,475	7,253
Flow delinquency rate	0.41%	0.42%	0.42%	0.50%	0.56%

Bulk loans in-force	129,219	127,389	129,667	134,081	144,704
Bulk delinquent loans	307	301	284	316	274
Bulk delinquency rate	0.24%	0.24%	0.22%	0.24%	0.19%

Loss Metrics	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Beginning Reserves	$238	$251	$287	$320	$342
Paid claims	(45)	(61)	(73)	(83)	(72)
Increase in reserves	35	48	37	46	53
Impact of changes in foreign exchange rates	(28)	—	—	4	(3)

Ending Reserves	$200	$238	$251	$287	$320

	June 30, 2013		March 31, 2013		June 30, 2012
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.38%	30%	0.39%	30%	0.50%
Victoria	23	0.33%	23	0.33%	23	0.36%
Queensland	22	0.54%	22	0.54%	23	0.76%
Western Australia	11	0.36%	11	0.36%	11	0.52%
South Australia	6	0.45%	6	0.48%	6	0.56%
New Zealand	2	0.54%	2	0.57%	2	0.81%
Australian Capital Territory	3	0.10%	3	0.09%	2	0.08%
Tasmania	2	0.35%	2	0.38%	2	0.41%
Northern Territory	1	0.16%	1	0.17%	1	0.26%

Total	100%	0.40%	100%	0.41%	100%	0.52%

By Policy Year
2005 and prior	28%	0.18%	29%	0.18%	31%	0.22%
2006	8	0.64%	9	0.64%	10	0.77%
2007	10	0.82%	10	0.86%	12	1.03%
2008	9	0.98%	10	1.01%	11	1.33%
2009	11	0.73%	11	0.72%	13	0.89%
2010	8	0.33%	8	0.33%	9	0.33%
2011	9	0.27%	9	0.22%	9	0.10%
2012	11	0.10%	11	0.06%	5	0.01%
2013	6	0.01%	3	—%	—	— %

Total	100%	0.40%	100%	0.41%	100%	0.52%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$44	$59	$103	$70	$79	$70	$66	$285
Bulk	—	—	—	1	1	—	—	2

Total Paid Claims	$44	$59	$103	$71	$80	$70	$66	$287

Average Paid Claim (in thousands)	$80.3	$81.4		$80.9	$83.5	$91.2	$77.1

Average Reserve Per Delinquency (in thousands)	$37.7	$38.9		$41.2	$40.8	$41.5	$42.2

Loss Metrics
Beginning Reserves	$228	$241		$277	$312	$331	$266
Paid claims	(44)	(59)		(71)	(80)	(70)	(66)
Increase in reserves	36	46		35	45	51	131

Ending Reserves	$220	$228		$241	$277	$312	$331

Loan Amount

Over $550K	12%	12%		12%	11%	11%	11%
$400K to $550K	17	16		16	16	16	15
$250K to $400K	37	37		37	37	36	36
$100K to $250K	28	29		29	30	30	31
$100K or Less	6	6		6	6	7	7

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$200	$198		$197	$195	$193	$192
Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	47%	48%		48%	49%	49%	48%
2007	67%	68%		68%	69%	69%	67%
2008	74%	76%		76%	77%	77%	74%
2009	77%	79%		79%	80%	80%	78%
2010	83%	85%		85%	86%	86%	85%
2011	85%	87%		87%	88%	88%	86%
2012	85%	86%		85%	86%	86%	—%
2013	87%	—%		—%	—%	—%	—%
Total Flow	68%	69%		68%	68%	68%	66%

Total Bulk	37%	38%		38%	38%	38%	38%
Total	65%	66%		65%	65%	65%	63%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	June 30, 2013			March 31, 2013
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$35,665	$35,665	$—	$35,932	$35,932	$—
90.01% to 95.00%	25,006	25,004	2	25,500	25,498	2
80.01% to 90.00%	18,761	16,051	2,709	18,954	16,422	2,532
80.00% and below	20,399	3,022	17,377	19,265	3,055	16,210

Total Canada	$99,832	$79,743	$20,089	$99,651	$80,907	$18,744

Australia
95.01% and above	$17,518	$17,517	$1	$19,435	$19,434	$1
90.01% to 95.00%	21,418	21,409	8	23,839	23,831	8
80.01% to 90.00%	24,111	24,019	93	27,071	26,984	87
80.00% and below	30,214	22,706	7,508	34,295	25,873	8,423

Total Australia	$93,261	$85,651	$7,609	$104,640	$96,122	$8,518

Other Countries(2)
95.01% and above	$702	$702	$—	$705	$705	$—
90.01% to 95.00%	2,004	1,947	57	2,012	1,950	62
80.01% to 90.00%	1,233	989	244	1,259	993	267
80.00% and below	241	209	32	244	209	35

Total Other Countries	$4,180	$3,847	$333	$4,221	$3,857	$363

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2013 and March 31, 2013, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$141	$134	$275	$138	$138	$137	$136	$549
Net investment income	10	19	29	12	20	13	23	68
Net investment gains (losses)	—	—	—	11	(2)	—	27	36
Insurance and investment product fees and other	—	1	1	1	—	20	2	23

Total revenues	151	154	305	162	156	170	188	676

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	97	84	181	180	174	174	197	725
Acquisition and operating expenses, net of deferrals	35	39	74	36	40	33	34	143
Amortization of deferred acquisition costs and intangibles	2	1	3	1	1	2	1	5

Total benefits and expenses	134	124	258	217	215	209	232	873

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	30	47	(55)	(59)	(39)	(44)	(197)
Provision (benefit) for income taxes	4	9	13	(30)	(22)	(14)	(17)	(83)

INCOME (LOSS) FROM CONTINUING OPERATIONS	13	21	34	(25)	(37)	(25)	(27)	(114)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(7)	—	—	(17)	(24)

NET OPERATING INCOME (LOSS)	$13	$21	$34	$(32)	$(37)	$(25)	$(44)	$(138)

Effective tax rate (operating income (loss))	22.9%	30.1%	27.5%	50.7%	36.8%	37.0%	37.7%	41.0%

SALES:
New Insurance Written (NIW)
Flow	$6,300	$4,700	$11,000	$5,100	$4,700	$3,600	$3,000	$16,400
Bulk	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$6,300	$4,700	$11,000	$5,100	$4,700	$3,600	$3,000	$16,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$144	$135	$279	$140	$135	$139	$140	$554

New Risk Written
Flow	$1,478	$1,091	$2,569	$1,188	$1,130	$843	$688	$3,849
Bulk	—	—	—	—	—	—	7	7

Total Primary	1,478	1,091	2,569	1,188	1,130	843	695	3,856
Pool	—	—	—	—	—	—	—	—

Total New Risk Written	$1,478	$1,091	$2,569	$1,188	$1,130	$843	$695	$3,856

Primary Insurance In-Force	$108,800	$109,300		$110,000	$111,100	$112,000	$113,800

Risk In-Force
Flow	$25,957	$25,626		$25,716	$25,849	$25,887	$26,137
Bulk(1)	463	485		491	507	514	520

Total Primary	26,420	26,111		26,207	26,356	26,401	26,657
Pool	196	205		211	221	229	239

Total Risk In-Force	$26,616	$26,316		$26,418	$26,577	$26,630	$26,896

Primary Risk In-Force Subject To Captives	11%	12%		14%	15%	27%	31%

Primary Risk In-Force That Is GSE Conforming	97%	97%		97%	97%	96%	96%

GAAP Basis Expense Ratio(2)	26%	30%	28%	27%	30%	25%	26%	27%

Adjusted Expense Ratio(3)	25%	30%	28%	27%	30%	25%	25%	27%

Flow Persistency	81%	80%		79%	81%	82%	81%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	4%	4%		5%	8%	10%	12%

Risk To Capital Ratio(4)	22.4:1	24.2:1		30.4:1	29.8:1	29.5:1	28.6:1

Average Primary Loan Size (in thousands)	$172	$168		$167	$166	$165	$164

Estimated Savings For Loss Mitigation Activities(5)	$144	$159	$303	$165	$189	$162	$158	$674

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of June 30, 2013, 84% of our bulk risk-in force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 45 states in its primary writing entity, with the remaining five states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$197	$253	$450	$260	$272	$295	$283	$1,110
Assumed(1)	12	13	25	17	19	23	20	79
Ceded	(11)	(17)	(28)	(19)	(25)	(55)	(39)	(138)
Loss adjustment expenses	6	6	12	8	7	7	9	31

Total Flow	204	255	459	266	273	270	273	1,082
Bulk	6	3	9	3	3	6	4	16

Total Primary	210	258	468	269	276	276	277	1,098
Pool	2	1	3	2	1	2	2	7

Total Paid Claims	$212	$259	$471	$271	$277	$278	$279	$1,105

Average Paid Claim (in thousands)	$45.0	$44.2		$43.7	$41.1	$38.3	$43.6

Average Direct Paid Claim (in thousands)(2)	$42.3	$43.5		$43.2	$41.7	$42.5	$42.7

Average Reserve Per Delinquency (in thousands)
Flow	$30.0	$29.8		$29.7	$30.0	$30.6	$30.6
Bulk loans with established reserve	20.8	21.9		25.1	24.3	25.0	24.1
Bulk loans with no reserve(3)	—	—		—	—	—	—

Reserves:
Flow direct case	$1,471	$1,566		$1,728	$1,835	$1,954	$2,087
Bulk direct case	29	33		33	33	32	34
Assumed(1)	51	57		65	50	53	60
All other(4)	145	164		183	196	195	200

Total Reserves	$1,696	$1,820		$2,009	$2,114	$2,234	$2,381

Beginning Reserves	$1,820	$2,009	$2,009	$2,114	$2,234	$2,381	$2,488	$2,488
Paid claims	(223)	(276)	(499)	(290)	(302)	(333)	(318)	(1,243)
Increase in reserves	99	87	186	185	182	186	211	764

Ending Reserves	$1,696	$1,820	$1,696	$2,009	$2,114	$2,234	$2,381	$2,009

Beginning Reinsurance Recoverable(5)	$66	$80	$80	$94	$111	$153	$178	$178
Ceded paid claims	(11)	(17)	(28)	(19)	(25)	(55)	(39)	(138)
Increase in recoverable	1	3	4	5	8	13	14	40

Ending Reinsurance Recoverable	$56	$66	$56	$80	$94	$111	$153	$80

Loss Ratio(6)	70%	62%	66%	130%	127%	127%	146%	132%
The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 139% for the three months ended March 31, 2012, 133% for the six months ended June 30, 2012, 131% for the nine months ended September 30, 2012 and 131% for the twelve months ended December 31,2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	55,413	59,789		66,340	69,174	71,878	76,478
Bulk loans with an established reserve	1,526	1,603		1,415	1,441	1,381	1,522
Bulk loans with no reserve(1)	1,260	1,412		1,484	1,512	1,424	1,474

Total Number of Primary Delinquencies	58,199	62,804		69,239	72,127	74,683	79,474

Beginning Number of Primary Delinquencies	62,804	69,239	69,239	72,127	74,683	79,474	87,007	87,007
New delinquencies	13,192	15,060	28,252	16,871	17,733	16,703	18,217	69,524
Delinquency cures	(13,127)	(15,677)	(28,804)	(13,592)	(13,598)	(14,251)	(19,388)	(60,829)
Paid claims	(4,670)	(5,818)	(10,488)	(6,167)	(6,691)	(7,243)	(6,362)	(26,463)

Ending Number of Primary Delinquencies	58,199	62,804	58,199	69,239	72,127	74,683	79,474	69,239

Composition of Cures
Reported delinquent and cured-intraquarter	2,447	3,519		2,557	2,882	2,354	3,582
Number of missed payments delinquent prior to cure:
3 payments or less	6,748	8,125		7,120	6,289	7,399	10,154
4 - 11 payments	2,737	2,856		2,516	2,965	3,371	3,569
12 payments or more	1,195	1,177		1,399	1,462	1,127	2,083

Total	13,127	15,677		13,592	13,598	14,251	19,388

Primary Delinquencies by Missed Payment Status
3 payments or less	13,871	14,674		17,563	17,684	16,708	17,260
4 - 11 payments	14,503	16,804		18,155	18,713	20,830	24,137
12 payments or more	29,825	31,326		33,521	35,730	37,145	38,077

Primary Delinquencies	58,199	62,804		69,239	72,127	74,683	79,474

	June 30, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,217	$121	$512	24%
4 - 11 payments in default	13,795	367	591	62%
12 payments or more in default	28,401	983	1,384	71%

Total	55,413	$1,471	$2,487	59%

	December 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,977	$150	$668	22%
4 - 11 payments in default	17,398	441	749	59%
12 payments or more in default	31,965	1,137	1,562	73%

Total	66,340	$1,728	$2,979	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2013		2012
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	78%	76%	75%	74%	73%	72%
Primary by FICO Scores 620-679	18%	19%	20%	21%	22%	23%
Primary by FICO Scores 575-619	3%	4%	4%	4%	4%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	77%	76%	75%	74%	73%	72%
Flow by FICO Scores 620-679	19%	19%	20%	21%	22%	23%
Flow by FICO Scores 575-619	3%	4%	4%	4%	4%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	3%	4%	4%	4%	4%	4%
Primary sub-prime(2)	3%	3%	3%	3%	3%	3%
Primary Loans
Primary loans in-force	633,685	649,570	658,527	669,618	679,817	693,807
Primary delinquent loans	58,199	62,804	69,239	72,127	74,683	79,474
Primary delinquency rate	9.18%	9.67%	10.51%	10.77%	10.99%	11.45%

Flow loans in-force	590,949	590,051	595,348	601,851	607,133	616,623
Flow delinquent loans	55,413	59,789	66,340	69,174	71,878	76,478
Flow delinquency rate	9.38%	10.13%	11.14%	11.49%	11.84%	12.40%

Bulk loans in-force	42,736	59,519	63,179	67,767	72,684	77,184
Bulk delinquent loans	2,786	3,015	2,899	2,953	2,805	2,996
Bulk delinquency rate	6.52%	5.07%	4.59%	4.36%	3.86%	3.88%

A minus and sub-prime loans in-force	42,993	44,873	46,631	48,696	50,676	52,625
A minus and sub-prime delinquent loans	10,803	11,484	12,817	13,149	13,534	14,258
A minus and sub-prime delinquency rate	25.13%	25.59%	27.49%	27.00%	26.71%	27.09%

Pool Loans
Pool loans in-force	12,063	12,558	12,949	13,237	13,562	13,942
Pool delinquent loans	634	674	721	670	679	695
Pool delinquency rate	5.26%	5.37%	5.57%	5.06%	5.01%	4.98%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	June 30, 2013			March 31, 2013			June 30, 2012
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	34%	21%	12.69%	34%	21%	13.46%	35%	22%	15.61%
South Central(3)	9	16	6.29%	9	16	6.79%	10	16	8.54%
Northeast(4)	17	15	12.50%	16	15	12.73%	14	15	12.52%
Pacific(5)	12	12	7.96%	13	12	8.73%	12	11	11.01%
North Central(6)	11	11	8.62%	11	11	8.99%	12	12	10.56%
Great Lakes(7)	6	9	6.78%	6	9	7.17%	7	9	8.06%
New England(8)	4	6	8.57%	4	6	9.12%	3	5	9.66%
Mid-Atlantic(9)	4	5	8.85%	4	5	9.41%	4	5	9.88%
Plains(10)	3	5	5.93%	3	5	5.99%	3	5	6.72%

Total	100%	100%	9.18%	100%	100%	9.67%	100%	100%	10.99%

By State
Texas	3%	7%	5.74%	3%	7%	6.03%	3%	7%	6.99%
California	5%	7%	5.39%	5%	6%	6.26%	6%	6%	8.75%
Florida	23%	7%	23.12%	23%	7%	24.46%	25%	7%	27.92%
New York	8%	7%	11.58%	7%	7%	11.54%	6%	7%	10.71%
Illinois	8%	5%	11.95%	8%	5%	13.02%	8%	5%	15.42%
New Jersey	7%	4%	18.05%	6%	4%	18.53%	5%	4%	18.93%
Pennsylvania	3%	4%	9.94%	3%	4%	10.42%	3%	4%	10.86%
Georgia	3%	4%	9.73%	3%	4%	10.63%	4%	4%	12.77%
North Carolina	3%	4%	8.47%	3%	4%	9.24%	3%	4%	10.59%
Ohio	2%	3%	7.29%	2%	3%	7.51%	2%	3%	8.12%

(1)	Total reserves were $1,696 million, $1,820 million and $2,234 million as of June 30, 2013, March 31, 2013 and June 30, 2012, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	June 30, 2013		March 31, 2013		June 30, 2012
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force		Primary Delinquency Rate
Lender concentration (by original applicant)	$26,420	9.18%	$26,111	9.67%	$26,401		10.99%
Top 10 lenders	12,806	10.66%	12,720	11.54%	12,969		13.55%
Top 20 lenders	14,555	10.27%	14,408	11.17%	14,778		13.10%

Loan-to-value ratio
95.01% and above	$7,480	10.93%	$7,340	11.78%	$6,955		14.34%
90.01% to 95.00%	9,469	8.55%	9,258	9.23%	9,308		10.51%
80.01% to 90.00%	9,058	9.09%	9,084	9.77%	9,692		11.10%
80.00% and below	413	4.61%	429	3.62%	446		2.87%

Total	$26,420	9.18%	$26,111	9.67%	$26,401		10.99%

Loan grade
Prime	$24,840	8.02%	$24,490	8.49%	$24,578	(1)	9.72	%(1)
A minus and sub-prime	1,580	25.13%	1,621	25.59%	1,823	(1)	26.71	%(1)

Total	$26,420	9.18%	$26,111	9.67%	$26,401	(1)	10.99	%(1)

Loan type(2)
First mortgages
Fixed rate mortgage
Flow	$25,583	9.14%	$25,228	9.89%	$25,416		11.57%
Bulk	446	6.30%	467	4.86%	495		3.70%
Adjustable rate mortgage
Flow	374	28.96%	398	28.54%	471		29.57%
Bulk	17	13.93%	18	14.17%	19		11.80%
Second mortgages	—	—%	—	—%	—		—%

Total	$26,420	9.18%	$26,111	9.67%	$26,401		10.99%

Type of documentation
Alt-A
Flow	$532	32.16%	$559	33.09%	$671		33.41%
Bulk	31	16.77%	34	6.29%	37		5.62%
Standard(3)
Flow	25,425	8.96%	25,067	9.69%	25,216		11.35%
Bulk	432	5.86%	451	4.89%	477		3.62%

Total	$26,420	9.18%	$26,111	9.67%	$26,401		10.99%

Mortgage term
15 years and under	$992	1.16%	$899	1.18%	$643		1.50%
More than 15 years	25,428	9.74%	25,212	10.29%	25,758		11.58%

Total	$26,420	9.18%	$26,111	9.67%	$26,401		10.99%

(1)

In fourth quarter 2012, all FICO score classifications were conformed to be based upon FICO scores at loan closing. Previously, certain classifications were based upon FICO scores at a point in time post-loan closing. The prior period was re-presented to conform to this modified classification.

(2)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(3)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	June 30, 2013
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2002 and prior	7.30%	3.4%	$2,562	2.3%	$679	2.6%	16.72%
2003	5.69%	3.7	3,875	3.6	811	3.1	12.32%
2004	5.79%	4.7	3,475	3.2	816	3.1	12.93%
2005	5.79%	12.6	6,592	6.1	1,731	6.6	15.42%
2006	6.12%	18.3	9,286	8.5	2,336	8.8	16.68%
2007	6.08%	37.6	21,504	19.8	5,360	20.3	15.46%
2008	5.60%	18.5	19,573	18.0	4,917	18.6	8.48%
2009	5.02%	0.5	3,995	3.7	845	3.2	1.42%
2010	4.68%	0.4	5,148	4.7	1,168	4.4	0.89%
2011	4.45%	0.2	6,868	6.3	1,639	6.2	0.49%
2012	3.75%	0.1	15,023	13.8	3,569	13.5	0.11%
2013	3.57%	—	10,861	10.0	2,549	9.6	0.02%

Total	5.35%	100.0%	$108,762	100.0%	$26,420	100.0%	9.18%

	June 30, 2013		March 31, 2013
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	94.2%	9.13%	94.2%	9.60%
Second home	3.2	9.72%	3.3	10.22%
Non-owner occupied	2.6	10.07%	2.5	10.93%

Total	100.0%	9.18%	100.0%	9.67%

Property Type
Single family detached	87.4%	8.82%	87.2%	9.30%
Condominium and co-operative	10.7	10.90%	10.9	11.51%
Multi-family and other	1.9	15.83%	1.9	15.74%

Total	100.0%	9.18%	100.0%	9.67%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $1,696 million as of June 30, 2013.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$156	$166	$322	$166	$165	$176	$180	$687
Net investment income	68	69	137	75	69	88	74	306
Net investment gains (losses)	(9)	(52)	(61)	(6)	2	(23)	10	(17)
Insurance and investment product fees and other	53	100	153	92	88	75	75	330

Total revenues	268	283	551	327	324	316	339	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	43	94	51	39	55	42	187
Interest credited	29	32	61	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	140	179	319	194	171	176	178	719
Amortization of deferred acquisition costs and intangibles	38	18	56	51	48	47	30	176
Goodwill Impairment	—	—	—	—	89	—	—	89
Interest expense	89	94	183	89	93	99	73	354

Total benefits and expenses	347	366	713	417	473	411	356	1,657

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(79)	(83)	(162)	(90)	(149)	(95)	(17)	(351)
Benefit for income taxes	(28)	(26)	(54)	(33)	(31)	(33)	(13)	(110)

LOSS FROM CONTINUING OPERATIONS	(51)	(57)	(108)	(57)	(118)	(62)	(4)	(241)
Income (loss) from discontinued operations, net of taxes	6	(20)	(14)	6	12	27	12	57

NET INCOME (LOSS)	(45)	(77)	(122)	(51)	(106)	(35)	8	(184)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	21	21	8	—	14	(6)	16
Goodwill impairment, net of taxes	—	—	—	—	86	—	—	86
Expenses related to restructuring, net of taxes	3	—	3	—	—	—	—	—
(Income) loss from discontinued operations, net of taxes	(6)	20	14	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(48)	$(36)	$(84)	$(49)	$(32)	$(48)	$(10)	$(139)

Effective tax rate (operating loss)	35.9%	28.2%	32.8%	36.6%	45.2%	57.5%	63.6%	49.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended June 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$154	$2	$—	$156
Net investment income	31	34	3	68
Net investment gains (losses)	16	(20)	(5)	(9)
Insurance and investment product fees and other	1	53	(1)	53

Total revenues	202	69	(3)	268

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	10	—	51
Interest credited	—	29	—	29
Acquisition and operating expenses, net of deferrals	110	22	8	140
Amortization of deferred acquisition costs and intangibles	26	8	4	38
Interest expense	11	1	77	89

Total benefits and expenses	188	70	89	347

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	(1)	(92)	(79)
Provision (benefit) for income taxes	5	—	(33)	(28)

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	(1)	(59)	(51)
Income (loss) from discontinued operations, net of taxes	—	—	6	6

NET INCOME (LOSS)	9	(1)	(53)	(45)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(11)	7	4	—
Expenses related to restructuring, net of taxes	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	(6)	(6)

NET OPERATING INCOME (LOSS)	$1	$6	$(55)	$(48)

Effective tax rate (operating income (loss))	67.8%	40.9%	36.7%	35.9%

Three months ended June 30, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$174	$2	$—	$176
Net investment income	36	36	16	88
Net investment gains (losses)	1	(25)	1	(23)
Insurance and investment product fees and other	—	51	24	75

Total revenues	211	64	41	316

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	14	—	55
Interest credited	—	34	—	34
Acquisition and operating expenses, net of deferrals	126	21	29	176
Amortization of deferred acquisition costs and intangibles	27	17	3	47
Interest expense	14	1	84	99

Total benefits and expenses	208	87	116	411

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3	(23)	(75)	(95)
Benefit for income taxes	—	(2)	(31)	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	3	(21)	(44)	(62)
Income (loss) from discontinued operations, net of taxes	—	—	27	27

NET INCOME (LOSS)	3	(21)	(17)	(35)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	15	(1)	14
(Income) loss from discontinued operations, net of taxes	—	—	(27)	(27)

NET OPERATING INCOME (LOSS)	$3	$(6)	$(45)	$(48)

Effective tax rate (operating income (loss))	-5.8%	NM (2)	41.7%	57.5%

(1)	Includes inter-segment eliminations and non-core products.
(2)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Six months ended June 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$319	$3	$—	$322
Net investment income	64	68	5	137
Net investment gains (losses)	22	(68)	(15)	(61)
Insurance and investment product fees and other	2	109	42	153

Total revenues	407	112	32	551

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	80	14	—	94
Interest credited	—	61	—	61
Acquisition and operating expenses, net of deferrals	220	42	57	319
Amortization of deferred acquisition costs and intangibles	54	(5)	7	56
Interest expense	25	1	157	183

Total benefits and expenses	379	113	221	713

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	(1)	(189)	(162)
Provision (benefit) for income taxes	9	3	(66)	(54)

INCOME (LOSS) FROM CONTINUING OPERATIONS	19	(4)	(123)	(108)
Income (loss) from discontinued operations, net of taxes	—	—	(14)	(14)

NET INCOME (LOSS)	19	(4)	(137)	(122)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(15)	26	10	21
Expenses related to restructuring, net of taxes	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	14	14

NET OPERATING INCOME (LOSS)	$7	$22	$(113)	$(84)

Effective tax rate (operating income (loss))	34.1%	43.8%	35.1%	32.8%

Six months ended June 30, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$353	$3	$—	$356
Net investment income	72	74	16	162
Net investment gains (losses)	2	17	(32)	(13)
Insurance and investment product fees and other	2	103	45	150

Total revenues	429	197	29	655

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	82	15	—	97
Interest credited	—	67	—	67
Acquisition and operating expenses, net of deferrals	253	40	61	354
Amortization of deferred acquisition costs and intangibles	58	13	6	77
Interest expense	25	1	146	172

Total benefits and expenses	418	136	213	767

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	61	(184)	(112)
Provision (benefit) for income taxes	2	20	(68)	(46)

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	41	(116)	(66)
Income (loss) from discontinued operations, net of taxes	—	—	39	39

NET INCOME (LOSS)	9	41	(77)	(27)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(12)	21	8
(Income) loss from discontinued operations, net of taxes	—	—	(39)	(39)

NET OPERATING INCOME (LOSS)	$8	$29	$(95)	$(58)

Effective tax rate (operating income (loss))	12.8%	31.0%	38.0%	58.7%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

		2013		2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$154	$165	$319	$165	$164	$174	$179	$682
Net investment income	31	33	64	27	32	36	36	131
Net investment gains (losses)	16	6	22	3	1	1	1	6
Insurance and investment product fees and other	1	1	2	—	1	—	2	3

Total revenues	202	205	407	195	198	211	218	822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	39	80	38	30	41	41	150
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	110	220	113	117	126	127	483
Amortization of deferred acquisition costs and intangibles	26	28	54	28	27	27	31	113
Goodwill impairment	—	—	—	—	89	—	—	89
Interest expense	11	14	25	9	11	14	11	45

Total benefits and expenses	188	191	379	188	274	208	210	880

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	14	28	7	(76)	3	8	(58)
Provision (benefit) for income taxes	5	4	9	(2)	1	—	2	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	10	19	9	(77)	3	6	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(11)	(4)	(15)	(1)	(1)	—	(1)	(3)
Expenses related to restructuring, net of taxes	3	—	3	—	—	—	—	—
Goodwill impairment, net of taxes	—	—	—	—	86	—	—	86

NET OPERATING INCOME(1)	$1	$6	$7	$8	$8	$3	$5	$24

Effective tax rate (operating income)	67.8%	27.4%	34.1%	-46.6%	32.8%	-5.8%	23.1%	9.4%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$223	$235	$458	$211	$212	$246	$228	$897
Premium equivalents for administrative services only business	2	3	5	2	2	2	2	8
Reinsurance premiums assumed accounted for under the deposit method	166	157	323	165	152	169	149	635

Total Sales(2)	$391	$395	$786	$378	$366	$417	$379	$1,540

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$148	$150	$298	$146	$145	$151	$141	$583
Southern Europe	118	119	237	114	110	141	134	499
Latin America	4	3	7	4	4	5	7	20
Structured Deals(3)	109	104	213	105	103	113	93	414
Other	12	19	31	9	4	7	4	24

Total Sales	$391	$395	$786	$378	$366	$417	$379	$1,540

Net Premiums Written
Northern Europe	$106	$106	$212	$107	$107	$111	$104	$429
Southern Europe	74	78	152	72	70	87	87	316
Structured Deals(3)	49	28	77	32	31	40	19	122
New Markets	14	21	35	11	7	7	6	31

Pre-Deposit Accounting Basis(4)	243	233	476	222	215	245	216	898

Deposit Accounting Adjustments	94	80	174	72	67	85	55	279

Total(5)	$149	$153	$302	$150	$148	$160	$161	$619

Loss Ratio	26%	24%	25%	23%	18%	24%	23%	22%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $7 million for the three and six months ended June 30, 2013, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $396 million and $781 million for the three and six months ended June 30, 2013, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(4)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting.

(5)

Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $151 million and $299 million for the three and six months ended June 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$154	$52	$206	$165	$62	$227	$319	$114	$433
Net investment income	31	(9)	22	33	(11)	22	64	(20)	44
Net investment gains (losses)	16	—	16	6	—	6	22	—	22
Insurance and investment product fees and other	1	—	1	1	—	1	2	—	2

Total revenues	202	43	245	205	51	256	407	94	501

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	21	62	39	33	72	80	54	134
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	13	123	110	9	119	220	22	242
Amortization of deferred acquisition costs and intangibles	26	11	37	28	14	42	54	25	79
Interest expense	11	(2)	9	14	(5)	9	25	(7)	18

Total benefits and expenses	188	43	231	191	51	242	379	94	473

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	—	14	14	—	14	28	—	28
Provision for income taxes	5	—	5	4	—	4	9	—	9

INCOME FROM CONTINUING OPERATIONS	9	—	9	10	—	10	19	—	19
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(11)	—	(11)	(4)	—	(4)	(15)	—	(15)
Expenses related to restructuring, net of taxes	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME(1)	$1	$—	$1	$6	$—	$6	$7	$—	$7

Effective tax rate (operating income)	67.8%		67.8%	27.4%		27.4%	34.1%		34.1%

Other Metrics:
Premiums	$154	$52	$206	$165	$62	$227	$319	$114	$433
Benefits and other changes in policy reserves	41	21	62	39	33	72	80	54	134
Commissions(2)	75	11	86	80	12	92	155	23	178

Margin before profit sharing	38	20	58	46	17	63	84	37	121
Profit share(2)	18	13	31	18	11	29	36	24	60

Underwriting profit(3)	$20	$7	$27	$28	$6	$34	$48	$13	$61

Loss Ratio	26%		30%	24%		32%	25%		31%

Underwriting Margin(3)	13%		13%	17%		15%	15%		14%

Combined Ratio(4)	115%		108%	107%		103%	111%		105%
This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $7 million for the three and six months ended June 30, 2013, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2012			3Q 2012			2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Net investment income	27	(5)	22	32	(9)	23	36	(12)	24	36	(13)	23	131	(39)	92
Net investment gains (losses)	3	—	3	1	—	1	1	—	1	1	—	1	6	—	6
Insurance and investment product fees and other	—	—	—	1	—	1	—	—	—	2	—	2	3	—	3

Total revenues	195	45	240	198	38	236	211	44	255	218	42	260	822	169	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	12	125	117	14	131	126	15	141	127	17	144	483	58	541
Amortization of deferred acquisition costs and intangibles	28	13	41	27	11	38	27	13	40	31	14	45	113	51	164
Goodwill impairment	—	—	—	89	—	89	—	—	—	—	—	—	89	—	89
Interest expense	9	—	9	11	(2)	9	14	(4)	10	11	(4)	7	45	(10)	35

Total benefits and expenses	188	45	233	274	38	312	208	44	252	210	42	252	880	169	1,049

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	—	7	(76)	—	(76)	3	—	3	8	—	8	(58)	—	(58)
Provision (benefit) for income taxes	(2)	—	(2)	1	—	1	—	—	—	2	—	2	1	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	—	9	(77)	—	(77)	3	—	3	6	—	6	(59)	—	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	—	(1)	—	—	—	(1)	—	(1)	(3)	—	(3)
Goodwill impairment, net of taxes	—	—	—	86	—	86	—	—	—	—	—	—	86	—	86

NET OPERATING INCOME	$8	$—	$8	$8	$—	$8	$3	$—	$3	$5	$—	$5	$24	$—	$24

Effective tax rate (operating income)	-46.6%		-46.6%	32.8%		32.8%	-5.8%		-5.8%	23.1%		23.1%	9.4%		9.4%

Other Metrics:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Commissions(1)	80	9	89	79	12	91	83	13	96	85	14	99	327	48	375

Margin before profit sharing	47	21	68	55	20	75	50	23	73	53	26	79	205	90	295
Profit share(1)	20	14	34	24	15	39	27	14	41	27	17	44	98	60	158

Underwriting profit	$27	$7	$34	$31	$5	$36	$23	$9	$32	$26	$9	$35	$107	$30	$137

Loss Ratio	23%		27%	18%		21%	24%		27%	23%		23%	22%		25%

Underwriting Margin(2)	17%		16%	19%		17%	14%		14%	14%		15%	16%		15%

Combined Ratio(3)	108%		104%	160%		144%	111%		105%	111%		105%	122%		114%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$3	$1	$1	$2	$1	$5
Net investment income	34	34	68	37	34	36	38	145
Net investment gains (losses)	(20)	(48)	(68)	2	5	(25)	42	24
Insurance and investment product fees and other	53	56	109	52	52	51	52	207

Total revenues	69	43	112	92	92	64	133	381

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	4	14	13	9	14	1	37
Interest credited	29	32	61	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	22	20	42	21	18	21	19	79
Amortization of deferred acquisition costs and intangibles	8	(13)	(5)	20	18	17	(4)	51
Interest expense	1	—	1	—	—	1	—	1

Total benefits and expenses	70	43	113	86	78	87	49	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	—	(1)	6	14	(23)	84	81
Provision (benefit) for income taxes	—	3	3	—	3	(2)	22	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1)	(3)	(4)	6	11	(21)	62	58

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	7	19	26	2	(2)	15	(27)	(12)

NET OPERATING INCOME (LOSS)	$6	$16	$22	$8	$9	$(6)	$35	$46

Effective tax rate (operating income (loss))	40.9%	44.8%	43.8%	18.4%	19.0%	NM (1)	16.9%	27.1%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$6,202	$6,141	$6,141	$6,261	$6,229	$6,398	$6,265	$6,265
Deposits	18	20	38	22	17	20	26	85
Surrenders, benefits and product charges	(183)	(173)	(356)	(184)	(184)	(168)	(174)	(710)

Net flows	(165)	(153)	(318)	(162)	(167)	(148)	(148)	(625)
Interest credited and investment performance	(54)	214	160	42	199	(21)	281	501

Account value, end of the period	5,983	6,202	5,983	6,141	6,261	6,229	6,398	6,141

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,674	1,662	1,662	1,715	1,703	1,819	1,766	1,766
Deposits	2	3	5	3	4	3	3	13
Surrenders, benefits and product charges	(80)	(81)	(161)	(84)	(72)	(81)	(89)	(326)

Net flows	(78)	(78)	(156)	(81)	(68)	(78)	(86)	(313)
Interest credited and investment performance	5	90	95	28	80	(38)	139	209

Account value, net of reinsurance, end of the period	1,601	1,674	1,601	1,662	1,715	1,703	1,819	1,662

Variable Life Insurance
Account value, beginning of the period	301	292	292	294	293	305	284	284
Deposits	2	2	4	2	2	2	3	9
Surrenders, benefits and product charges	(11)	(9)	(20)	(9)	(12)	(10)	(8)	(39)

Net flows	(9)	(7)	(16)	(7)	(10)	(8)	(5)	(30)
Interest credited and investment performance	1	16	17	5	11	(4)	26	38

Account value, end of the period	293	301	293	292	294	293	305	292

Total	$7,877	$8,177	$7,877	$8,095	$8,270	$8,225	$8,522	$8,095

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$1,970	$2,153	$2,153	$2,297	$2,221	$2,594	$2,623	$2,623
Deposits	—	—	—	—	84	—	—	84
Surrenders and benefits	(900)	(167)	(1,067)	(164)	(26)	(385)	(55)	(630)

Net flows	(900)	(167)	(1,067)	(164)	58	(385)	(55)	(546)
Interest credited	7	15	22	17	17	18	21	73
Foreign currency translation	—	(31)	(31)	3	1	(6)	5	3

Account value, end of period	$1,077	$1,970	$1,077	$2,153	$2,297	$2,221	$2,594	$2,153

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Operating Loss and Assets Under Management—Corporate and Other(1)

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3	2	5	11	3	16	—	30
Net investment gains (losses)	(5)	(10)	(15)	(11)	(4)	1	(33)	(47)
Insurance and investment product fees and other	(1)	43	42	40	35	24	21	120

Total revenues	(3)	35	32	40	34	41	(12)	103

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	8	49	57	60	36	29	32	157
Amortization of deferred acquisition costs and intangibles	4	3	7	3	3	3	3	12
Interest expense	77	80	157	80	82	84	62	308

Total benefits and expenses	89	132	221	143	121	116	97	477

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(92)	(97)	(189)	(103)	(87)	(75)	(109)	(374)
Benefit for income taxes	(33)	(33)	(66)	(31)	(35)	(31)	(37)	(134)

LOSS FROM CONTINUING OPERATIONS	(59)	(64)	(123)	(72)	(52)	(44)	(72)	(240)
Income (loss) from discontinued operations, net of taxes(2)	6	(20)	(14)	6	12	27	12	57

NET LOSS	(53)	(84)	(137)	(66)	(40)	(17)	(60)	(183)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	4	6	10	7	3	(1)	22	31
Expenses related to restructuring, net of taxes	—	—	—	—	—	—	—	—
(Income) loss from discontinued operations, net of taxes	(6)	20	14	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(55)	$(58)	$(113)	$(65)	$(49)	$(45)	$(50)	$(209)

Effective tax rate (operating loss)	36.7%	33.5%	35.1%	29.8%	40.0%	41.7%	34.1%	36.2%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results of the wealth management business presented as discontinued operations were as follows:

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment gains (losses)	$—	$—	$—	$—	$—	$(2)	$(1)	$(3)
Insurance and investment product fees and other	79	78	157	74	82	83	112	351

Total revenues	79	78	157	74	82	81	111	348

BENEFITS AND EXPENSES:
Acquisition and operating expenses, net of deferrals	66	66	132	58	62	62	90	272
Amortization of deferred acquisition costs and intangibles	2	1	3	1	2	1	1	5

Total benefits and expenses	68	67	135	59	64	63	91	277

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	11	11	22	15	18	18	20	71
Provision for income taxes	5	4	9	7	6	6	8	27
Goodwill impairment and other (gain) loss from sale, net of taxes	—	27	27	2	—	(15)	—	(13)

NET INCOME (LOSS)	$6	$(20)	$(14)	$6	$12	$27	$12	$57

Assets under management(3)	$22,619	$23,056	$22,619	$22,349	$22,633	$22,320	$25,684	$22,349

(3)	Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Investments Summary

(amounts in millions)

		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$34,486	48%	$36,577	48%	$37,207	48%	$37,335	48%	$35,553	46%
Private fixed maturity securities		10,368	14	10,572	14	10,484	13	10,306	13	10,119	13
Residential mortgage-backed securities(1)		5,282	7	5,551	7	5,532	7	5,489	7	5,377	7
Commercial mortgage-backed securities		2,533	4	2,731	4	2,947	4	2,902	4	2,900	4
Other asset-backed securities		2,655	4	2,572	3	2,583	3	2,685	3	2,531	3
Tax-exempt		262	—	270	—	294	—	302	—	310	1
Non-investment grade fixed maturity securities		2,422	3	2,809	4	3,114	4	3,195	4	3,001	4
Equity securities:
Common stocks and mutual funds		332	1	401	1	431	1	410	1	374	1
Preferred stocks		79	—	89	—	87	—	114	—	57	—
Commercial mortgage loans		5,831	8	5,866	8	5,872	8	5,861	8	5,875	8
Restricted commercial mortgage loans related to securitization entities		309	—	324	—	341	—	359	—	382	—
Policy loans		1,671	2	1,606	2	1,601	2	1,626	2	1,619	2
Cash, cash equivalents and short-term investments		3,777	5	4,104	5	3,897	5	3,854	5	4,130	5
Securities lending		163	—	183	—	187	—	181	—	175	—
Other invested assets:	Limited partnerships	318	1	326	1	339	—	344	—	357	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	166	—	353	—	466	1	614	1	801	1
	Other cash flow	3	—	9	—	3	—	1	—	3	—
	Fair value	1	—	4	—	43	—	48	—	54	—
	Equity index options—non-qualified	13	—	17	—	25	—	24	—	31	—
	Other non-qualified	397	1	554	1	612	1	697	1	710	1
	Trading portfolio	287	—	468	1	556	1	680	1	742	1
	Counterparty collateral	377	1	615	1	840	1	1,010	1	1,218	2
	Restricted other invested assets related to securitization entities	392	1	399	—	393	1	393	1	391	1
	Other	87	—	146	—	157	—	173	—	135	—

Total invested assets and cash		$72,211	100%	$76,546	100%	$78,011	100%	$78,603	100%	$76,845	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,928	36%	$17,050	36%	$17,372	36%	$17,864	37%	$17,055	37%
AA		4,204	10	4,664	10	4,746	10	4,709	10	4,498	10
A		12,530	28	13,133	28	13,238	28	13,311	28	13,083	28
BBB		10,044	23	10,345	22	10,567	22	10,372	21	9,759	21
BB		1,096	3	1,260	3	1,296	3	1,280	3	1,205	3
B		145	—	135	—	147	—	145	—	160	—
CCC and lower		182	—	257	1	397	1	456	1	408	1

Total public fixed maturity securities		$44,129	100%	$46,844	100%	$47,763	100%	$48,137	100%	$46,168	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,326	10%	$1,354	10%	$1,427	10%	$1,657	12%	$1,649	12%
AA		1,499	11	1,462	10	1,521	11	1,349	10	1,170	9
A		4,198	30	4,419	31	4,338	30	4,164	29	4,238	31
BBB		5,857	42	5,846	41	5,838	41	5,593	40	5,338	39
BB		819	6	886	6	929	6	974	7	906	7
B		83	—	154	1	194	1	187	1	171	1
CCC and lower		97	1	117	1	151	1	153	1	151	1

Total private fixed maturity securities		$13,879	100%	$14,238	100%	$14,398	100%	$14,077	100%	$13,623	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,048	9%	$5,381	9%	$5,491	9%	$5,503	9%	$4,985	8%
Tax-exempt	262	—	270	—	294	1	302	1	310	1
Foreign government	2,247	4	2,345	4	2,422	4	2,574	4	2,505	4
U.S. corporate	24,742	43	25,936	43	26,105	42	26,306	42	25,545	43
Foreign corporate	14,618	25	15,540	25	15,792	25	15,368	25	14,585	24
Residential mortgage-backed securities	5,590	10	5,942	10	6,081	10	6,119	10	5,976	10
Commercial mortgage-backed securities	2,814	5	3,056	5	3,333	5	3,286	5	3,268	6
Other asset-backed securities	2,687	4	2,612	4	2,643	4	2,756	4	2,617	4

Total fixed maturity securities	$58,008	100%	$61,082	100%	$62,161	100%	$62,214	100%	$59,791	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,167	19%	$7,746	20%	$7,820	20%	$8,063	20%	$8,028	21%
Utilities and energy	9,097	24	9,438	24	9,432	24	9,265	23	8,965	23
Consumer—non-cyclical	4,674	12	4,979	13	5,027	13	5,065	13	4,917	13
Consumer—cyclical	2,157	6	2,217	6	2,272	6	2,222	6	2,249	6
Capital goods	2,332	6	2,460	6	2,515	6	2,515	6	2,413	6
Industrial	2,507	7	2,546	6	2,511	6	2,434	6	2,341	6
Technology and communications	2,864	8	2,916	7	2,966	7	2,792	7	2,629	7
Transportation	1,550	4	1,581	4	1,588	4	1,566	4	1,454	4
Other	5,245	14	5,650	14	5,793	14	5,786	15	5,322	14

Subtotal	37,593	100%	39,533	100%	39,924	100%	39,708	100%	38,318	100%

Non-Investment Grade:
Finance and insurance	376	21%	413	21%	454	23%	460	23%	414	23%
Utilities and energy	332	19	372	19	406	21	429	22	381	21
Consumer—non-cyclical	186	11	161	8	171	9	160	8	135	7
Consumer—cyclical	107	6	119	6	110	5	95	5	76	4
Capital goods	250	14	247	13	257	13	287	14	310	17
Industrial	236	13	322	17	318	16	290	15	269	15
Technology and communications	234	13	241	12	186	9	171	9	140	8
Transportation	29	2	53	3	55	3	58	3	59	3
Other	17	1	15	1	16	1	16	1	28	2

Subtotal	1,767	100%	1,943	100%	1,973	100%	1,966	100%	1,812	100%

Total	$39,360	100%	$41,476	100%	$41,897	100%	$41,674	100%	$40,130	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,670	4%	$2,731	4%	$2,634	4%	$3,097	5%	$3,054	5%
Due after one year through five years	10,313	18	10,997	18	11,139	18	11,162	18	10,765	18
Due after five years through ten years	11,880	20	12,243	20	12,266	20	12,009	19	11,569	19
Due after ten years	22,054	38	23,501	39	24,065	39	23,785	38	22,542	38

Subtotal	46,917	80	49,472	81	50,104	81	50,053	80	47,930	80
Mortgage and asset-backed securities	11,091	20	11,610	19	12,057	19	12,161	20	11,861	20

Total fixed maturity securities	$58,008	100%	$61,082	100%	$62,161	100%	$62,214	100%	$59,791	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,621	28%	$1,582	27%	$1,553	26%	$1,526	26%	$1,486	25%
South Atlantic	1,515	26	1,549	26	1,587	27	1,619	27	1,640	28
Middle Atlantic	780	13	750	13	739	13	710	12	715	12
Mountain	466	8	458	8	463	8	442	7	461	8
East North Central	389	7	451	8	468	8	513	9	528	9
West North Central	368	6	374	6	353	6	339	6	320	5
New England	340	6	341	6	343	6	342	6	344	6
West South Central	247	4	259	4	265	4	260	4	269	4
East South Central	142	2	140	2	141	2	152	3	155	3

Subtotal	5,868	100%	5,904	100%	5,912	100%	5,903	100%	5,918	100%

Allowance for losses	(38)		(40)		(42)		(44)		(46)
Unamortized fees and costs	1		2		2		2		3

Total	$5,831		$5,866		$5,872		$5,861		$5,875

Property Type
Retail	$2,000	34%	$1,953	33%	$1,895	32%	$1,882	32%	$1,899	32%
Office	1,585	27	1,595	27	1,580	27	1,533	26	1,520	26
Industrial	1,565	27	1,584	27	1,603	27	1,633	27	1,623	27
Apartments	490	8	542	9	552	9	578	10	595	10
Mixed use/other	228	4	230	4	282	5	277	5	281	5

Subtotal	5,868	100%	5,904	100%	5,912	100%	5,903	100%	5,918	100%

Allowance for losses	(38)		(40)		(42)		(44)		(46)
Unamortized fees and costs	1		2		2		2		3

Total	$5,831		$5,866		$5,872		$5,861		$5,875

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$40		$42		$44		$46		$49
Provision	—		—		—		1		—
Release	(2)		(2)		(2)		(3)		(3)

Ending balance	$38		$40		$42		$44		$46

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,384	41%	$2,425	41%	$2,458	42%	$2,722	46%	$2,583	44%
$5 million but less than $10 million	1,594	27	1,573	27	1,508	25	1,521	26	1,512	25
$10 million but less than $20 million	1,321	23	1,255	21	1,162	20	1,058	18	1,063	18
$20 million but less than $30 million	204	3	205	3	267	4	198	3	247	4
$30 million and over	365	6	446	8	517	9	404	7	513	9

Total	$5,868	100%	$5,904	100%	$5,912	100%	$5,903	100%	$5,918	100%

Commercial Mortgage Loan Information by Vintage as of June 30, 2013

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,103	551	$2	42%	$1	1	$1
2005	1,091	269	$4	55%	—	—	$—
2006	1,037	254	$4	64%	23	7	$3
2007	898	160	$6	70%	—	—	$—
2008	255	55	$5	68%	12	3	$4
2009	—	—	$—	—%	—	—	$—
2010	97	17	$6	55%	—	—	$—
2011	277	54	$5	59%	—	—	$—
2012	681	97	$7	65%	—	—	$—
2013	429	62	$7	67%	—	—	$—

Total	$5,868	1,519	$4	59%	$36	11	$3

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of June 30, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$672	$656	$1,328	$678	$659	$669	$660	$2,666
Fixed maturity securities—non-taxable	2	2	4	2	2	3	4	11
Commercial mortgage loans	81	82	163	84	87	85	84	340
Restricted commercial mortgage loans related to securitization entities	7	7	14	8	8	7	9	32
Equity securities	6	4	10	5	4	6	4	19
Other invested assets	33	46	79	37	46	36	43	162
Limited partnerships	6	2	8	12	2	20	10	44
Restricted other invested assets related to securitization entities	—	—	—	1	—	—	—	1
Policy loans	32	32	64	30	31	31	31	123
Cash, cash equivalents and short-term investments	5	7	12	7	8	10	10	35

Gross investment income before expenses and fees	844	838	1,682	864	847	867	855	3,433
Expenses and fees	(23)	(24)	(47)	(24)	(22)	(21)	(23)	(90)

Net investment income	$821	$814	$1,635	$840	$825	$846	$832	$3,343

Annualized Yields
Fixed maturity securities—taxable	4.9%	4.7%	4.8%	4.9%	4.8%	4.9%	4.9%	4.8%
Fixed maturity securities—non-taxable	2.9%	2.7%	2.8%	2.5%	2.4%	3.3%	3.4%	2.9%
Commercial mortgage loans	5.5%	5.6%	5.6%	5.7%	5.9%	5.7%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	8.6%	8.4%	8.6%	9.1%	8.6%	7.6%	9.0%	8.5%
Equity securities	5.7%	3.4%	4.5%	4.1%	3.5%	5.7%	4.1%	4.4%
Other invested assets	29.4%	28.3%	29.3%	18.6%	20.0%	14.0%	15.8%	17.1%
Limited partnerships(1)	7.5%	2.4%	4.9%	14.0%	2.3%	22.6%	11.5%	12.7%
Restricted other invested assets related to securitization entities	—%	—%	—%	1.1%	0.2%	0.1%	—%	0.3%
Policy loans	7.8%	8.0%	7.9%	7.4%	7.6%	7.8%	8.0%	7.7%
Cash, cash equivalents and short-term investments	0.5%	0.7%	0.6%	0.7%	0.8%	0.9%	0.8%	0.8%

Gross investment income before expenses and fees	4.9%	4.8%	4.8%	4.9%	4.9%	5.0%	4.9%	4.9%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%

Net investment income	4.8%	4.7%	4.7%	4.8%	4.7%	4.9%	4.8%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$22	$4	$26	$9	$5	$(1)	$8	$21
U.S. government, agencies and government-sponsored enterprises	1	—	1	1	2	2	2	7
Foreign corporate	8	1	9	3	1	1	1	6
Foreign government	8	4	12	3	2	2	1	8
Tax-exempt	—	(2)	(2)	—	(1)	1	(1)	(1)
Mortgage-backed securities	(15)	(20)	(35)	(5)	(1)	(2)	(2)	(10)
Asset-backed securities	(11)	(8)	(19)	(14)	(1)	—	1	(14)
Equity securities	8	3	11	—	3	—	—	3

Total net realized gains (losses) on available-for-sale securities	21	(18)	3	(3)	10	3	10	20

Impairments:
Sub-prime residential mortgage-backed securities	—	(2)	(2)	(6)	(8)	(2)	(2)	(18)
Alt-A residential mortgage-backed securities	—	—	—	(1)	(4)	(7)	(3)	(15)

Total sub-prime and Alt-A residential mortgage-backed securities	—	(2)	(2)	(7)	(12)	(9)	(5)	(33)

Prime residential mortgage-backed securities	—	—	—	—	(1)	(3)	—	(4)
Other mortgage-backed securities	—	—	—	(1)	(1)	(1)	(1)	(4)
Commercial mortgage-backed securities	(2)	(1)	(3)	(3)	(3)	(3)	(3)	(12)
Corporate fixed maturity securities	—	(4)	(4)	(3)	—	(10)	—	(13)
Limited partnerships	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans	(2)	—	(2)	—	(2)	—	(1)	(3)

Total impairments	(4)	(7)	(11)	(14)	(19)	(27)	(10)	(70)

Net unrealized gains (losses) on trading securities	(11)	6	(5)	—	9	22	(17)	14
Derivative instruments	(2)	(27)	(29)	6	(2)	(18)	17	3
Commercial mortgage loans held-for-sale market valuation allowance	1	1	2	(2)	1	1	2	2
Contingent purchase price valuation change	(1)	1	—	1	(6)	1	—	(4)
Net gains (losses) related to securitization entities	9	6	15	21	12	(3)	22	52
Other	—	(1)	(1)	—	—	—	—	—

Net investment gains (losses), net of taxes	13	(39)	(26)	9	5	(21)	24	17
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	5	12	17	(7)	(6)	3	(5)	(15)
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(3)	(1)	(4)	—	(1)	—	(2)	(3)

Net investment gains (losses), net of taxes and other adjustments	$15	$(28)	$(13)	$2	$(2)	$(18)	$17	$(1)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$447	$382	$325	$298	$245
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,302	$11,200	$11,115	$11,022	$10,958
GAAP Basis ROE (1)/(2)	4.0%	3.4%	2.9%	2.7%	2.2%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$555	$489	$355	$305	$241
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,302	$11,200	$11,115	$11,022	$10,958
Operating ROE (1)/(2)	4.9%	4.4%	3.2%	2.8%	2.2%

Quarterly Average ROE	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$141	$103	$168	$35	$76
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,473	$11,345	$11,225	$11,138	$11,076
Annualized GAAP Quarterly Basis ROE (3)/(4)	4.9%	3.6%	6.0%	1.3%	2.7%

Operating ROE
Net operating income (loss) for the period ended(3)	$133	$151	$160	$111	$67
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,473	$11,345	$11,225	$11,138	$11,076
Annualized Operating Quarterly Basis ROE (3)/(4)	4.6%	5.3%	5.7%	4.0%	2.4%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Reconciliation of Expense Ratio

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$413	$433	$846	$272	$443	$439	$440	$1,594
Total revenues(2)	$2,371	$2,303	$4,674	$2,467	$2,456	$2,402	$2,315	$9,640

Expense ratio (1)/(2)	17.4%	18.8%	18.1%	11.0%	18.0%	18.3%	19.0%	16.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$413	$433	$846	$272	$443	$439	$440	$1,594
Less lifestyle protection insurance business	110	110	220	113	117	126	127	483

Adjusted acquisition and operating expenses, net of deferrals(3)	$303	$323	$626	$159	$326	$313	$313	$1,111

Total revenues	$2,371	$2,303	$4,674	$2,467	$2,456	$2,402	$2,315	$9,640
Less lifestyle protection insurance business	202	205	407	195	198	211	218	822
Less net investment gains (losses)	5	(67)	(62)	11	8	(34)	36	21

Adjusted total revenues(4)	$2,164	$2,165	$4,329	$2,261	$2,250	$2,225	$2,061	$8,797

Adjusted expense ratio (3)/(4)	14.0%	14.9%	14.5%	7.0%	14.5%	14.1%	15.2%	12.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance business. The lifestyle protection insurance business is excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Reconciliation of Core Premiums

(amounts in millions)

	2013			2012
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,286	$1,261	$2,547	$1,320	$1,313	$1,302	$1,106	$5,041
Less U.S. Life Insurance—fixed annuities premiums	15	13	28	30	26	15	33	104
Less impact of changes in foreign exchange rates	(5)	6	1	(2)	(34)	(23)	(3)	(62)

Core premiums	$1,276	$1,242	$2,518	$1,292	$1,321	$1,310	$1,076	$4,999

Reported premium percentage change from prior year	-1.2%	14.0%	5.8%	-2.2%	-10.0%	-9.9%	-22.9%	-11.4%
Core premium percentage change from prior year	-2.6%	15.4%	5.5%	-1.4%	-4.5%	-5.1%	-23.4%	-8.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Reconciliation of Core Yield

		2013			2012
	(Assets— amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$72.2	$76.5	$72.2	$78.0	$78.6	$76.8	$74.5	$78.0
	Subtract:
	Securities lending	0.2	0.2	0.2	0.2	0.2	0.2	0.1	0.2
	Unrealized gains (losses)	3.7	6.7	3.7	7.2	7.3	6.4	4.1	7.2
	Derivative counterparty collateral	0.4	0.6	0.4	0.8	1.0	1.2	0.6	0.8

	Adjusted end of period invested assets	$67.9	$69.0	$67.9	$69.8	$70.1	$69.0	$69.7	$69.8

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.5	$69.4	$69.0	$70.0	$69.6	$69.4	$69.8	$69.7
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.2	0.3	0.3	0.3	0.4	0.3	0.4	0.4

(B)	Average Invested Assets Used in Core Yield Calculation	68.3	69.1	68.7	69.7	69.2	69.1	69.4	69.3
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	5.2	5.7	5.5	6.2	6.6	6.8	7.5	6.8

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$63.1	$63.4	$63.2	$63.5	$62.6	$62.3	$61.9	$62.5

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$821	$814	$1,635	$840	$825	$846	$832	$3,343
	Subtract:
	Bond calls and commercial mortgage loan prepayments	14	10	24	13	14	4	5	36
	Reinsurance(2)	21	22	43	16	19	24	22	81
	Other non-core items(3)	19	2	21	13	3	8	4	28
	Restricted commercial mortgage loans and other invested assets related to securitization entities	4	4	8	5	6	5	5	21

(E)	Core Net Investment Income	763	776	1,539	793	783	805	796	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	25	25	50	31	29	30	33	123

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$738	$751	$1,489	$762	$754	$775	$763	$3,054

(D) / (A)	Reported Yield	4.79%	4.69%	4.74%	4.80%	4.74%	4.88%	4.77%	4.80%
(E) / (B)	Core Yield	4.47%	4.49%	4.48%	4.55%	4.53%	4.66%	4.59%	4.58%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.68%	4.74%	4.71%	4.80%	4.82%	4.98%	4.93%	4.88%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life Insurance Company (short-term rating)	A1	P-2	Not rated
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company (short-term rating)	A1	P-2	Not rated
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba2
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	mxAA-	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “BB+” by S&P and “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “B” ratings are the fourth-, seventh-, tenth- and fifteenth-highest of S&P’s 21 ratings categories. The short-term rating “A-1” is the highest of S&P’s six short-term ratings and shows the obligor’s capacity to meet its financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba2” ratings are the seventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-2” is the second highest rating and shows strong ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com